===============================================================================











                D.R. HORTON, INC. AND THE GUARANTORS NAMED HEREIN



                       SENIOR SUBORDINATED DEBT SECURITIES




                             ----------------------

                                    INDENTURE

                         DATED AS OF SEPTEMBER 11, 2000

                             ----------------------




                AMERICAN STOCK TRANSFER & TRUST COMPANY, TRUSTEE







===============================================================================

                              CROSS-REFERENCE TABLE

           This Cross-Reference Table is not a part of the Indenture.

                   ------------------------------------------


  TIA                                                                               Indenture
Section                                                                              Section
-------                                                                             ---------

310(a)(1)..................................................................           7.10
(a)(2).....................................................................           7.10
(a)(3).....................................................................           N.A.
(a)(4).....................................................................           N.A.
(b)   .....................................................................           7.08; 7.10; 11.02
311(a).....................................................................           7.11
(b)   .....................................................................           7.11
(c)   .....................................................................           N.A.
312(a).....................................................................           2.05
(b)   .....................................................................           11.03
(c)   .....................................................................           11.03
313(a).....................................................................           7.06
(b)(1).....................................................................           N.A.
(b)(2).....................................................................           7.06
(c)   .....................................................................           11.02
(d)   .....................................................................           7.06
314(a).....................................................................           4.03; 11.02
(b)   .....................................................................           N.A.
(c)(1).....................................................................           11.04
(c)(2).....................................................................           11.04
(c)(3).....................................................................           N.A.
(d)   .....................................................................           N.A.
(e)   .....................................................................           11.05
315(a).....................................................................           7.01(b)
(b)   .....................................................................           7.05; 11.02
(c)   .....................................................................           7.01(a)
(d)   .....................................................................           7.01(c)
(e)   .....................................................................           6.11
316(a)(last sentence)......................................................           11.06
(a)(1)(A)..................................................................           6.05
(a)(1)(B)..................................................................           6.04
(a)(2).....................................................................           N.A.
(b)   .....................................................................           6.07
317(a)(1)..................................................................           6.08
(a)(2).....................................................................           6.09
(b)   .....................................................................           2.04
318(a).....................................................................           11.01


---------------------------

N.A. means Not Applicable.

                                TABLE OF CONTENTS


             This Table of Contents is not a part of the Indenture.

                           ---------------------------

                                                                                  Page
                                                                                  ----
                                   ARTICLE ONE
                                   -----------

                     Definitions and Incorporation by Reference
                     ------------------------------------------

Section 1.01.      Definitions........................................................1
Section 1.02.      Other Definitions.................................................10
Section 1.03.      Incorporation by Reference of Trust Indenture Act.................11
Section 1.04.      Rules of Construction.............................................11

                                   ARTICLE TWO

                                 The Securities

Section 2.01.      Form and Dating...................................................12
Section 2.02.      Execution and Authentication......................................13
Section 2.03.      Registrar and Paying Agent........................................14
Section 2.04.      Paying Agent to Hold Money in Trust...............................14
Section 2.05.      Securityholder Lists..............................................15
Section 2.06.      Transfer and Exchange.............................................15
Section 2.07.      Replacement Securities............................................15
Section 2.08.      Outstanding Securities............................................16
Section 2.09.      Temporary Securities..............................................16
Section 2.10.      Cancellation......................................................16
Section 2.11.      Defaulted Interest................................................17
Section 2.12.      Treasury Securities...............................................17
Section 2.13.      CUSIP Numbers.....................................................17
Section 2.14.      Deposit of Moneys.................................................17
Section 2.15.      Book-Entry Provisions for Global Security.........................18

                                  ARTICLE THREE

                                   Redemption

Section 3.01.      Notices to Trustee................................................19
Section 3.02.      Selection of Securities to Be Redeemed............................19
Section 3.03.      Notice of Redemption..............................................20
Section 3.04.      Effect of Notice of Redemption....................................20


                                       i


                                                                                   Page
                                                                                   ----

Section 3.05.      Deposit of Redemption Price.......................................21
Section 3.06.      Securities Redeemed in Part.......................................21

                                  ARTICLE FOUR

                                    Covenants

Section 4.01.      Payment of Securities.............................................21
Section 4.02.      Maintenance of Office or Agency...................................21
Section 4.03.      Compliance Certificate............................................21
Section 4.04.      Payment of Taxes; Maintenance of Corporate Existence;
                      Maintenance of Properties......................................22
Section 4.05.      Additional Guarantors.............................................23
Section 4.06.      Waiver of Stay, Extension or Usury Laws...........................23
Section 4.07.      Limitation on Senior Subordinated Indebtedness....................23

                                  ARTICLE FIVE

                              Successor Corporation

Section 5.01.      When Company May Merge, etc.......................................24

                                   ARTICLE SIX

                              Defaults and Remedies

Section 6.01.      Events of Default.................................................24
Section 6.02.      Acceleration......................................................27
Section 6.03.      Other Remedies....................................................27
Section 6.04.      Waiver of Existing Defaults.......................................27
Section 6.05.      Control by Majority...............................................28
Section 6.06.      Limitation on Suits...............................................28
Section 6.07.      Rights of Holders to Receive Payment..............................28
Section 6.08.      Collection Suit by Trustee........................................29
Section 6.09.      Trustee May File Proofs of Claim..................................29
Section 6.10.      Priorities........................................................29
Section 6.11.      Undertaking for Costs.............................................30

                                  ARTICLE SEVEN

                                     Trustee

Section 7.01.      Duties of Trustee.................................................30
Section 7.02.      Rights of Trustee.................................................31
Section 7.03.      Individual Rights of Trustee......................................32


                                      ii


                                                                                   Page
                                                                                   ----

Section 7.04.      Trustee's Disclaimer..............................................32
Section 7.05.      Notice of Defaults................................................33
Section 7.06.      Reports by Trustee to Holders.....................................33
Section 7.07.      Compensation and Indemnity........................................33
Section 7.08.      Replacement of Trustee............................................34
Section 7.09.      Successor Trustee by Merger, etc..................................35
Section 7.10.      Eligibility; Disqualification.....................................35
Section 7.11.      Preferential Collection of Claims Against Company.................35

                                  ARTICLE EIGHT

                             Discharge of Indenture

Section 8.01.      Defeasance upon Deposit of Moneys or U.S. Government
                      Obligations....................................................35
Section 8.02.      Survival of the Company's Obligations.............................38
Section 8.03.      Application of Trust Money........................................38
Section 8.04.      Repayment to the Company..........................................39
Section 8.05.      Reinstatement.....................................................39

                                  ARTICLE NINE

                                   Guarantees

Section 9.01.      Unconditional Guarantees..........................................39
Section 9.02.      Severability......................................................40
Section 9.03.      Release of a Guarantor............................................41
Section 9.04.      Limitation of a Guarantor's Liability.............................41
Section 9.05.      Guarantors May Consolidate, etc., on Certain Terms................42
Section 9.06.      Contribution......................................................42
Section 9.07.      Waiver of Subrogation.............................................42
Section 9.08.      Execution of Guarantee............................................43

                                   ARTICLE TEN

                       Amendments, Supplements and Waivers

Section 10.01.     Without Consent of Holders........................................43
Section 10.02.     With Consent of Holders...........................................44
Section 10.03.     Compliance with Trust Indenture Act...............................45
Section 10.04.     Revocation and Effect of Consents.................................45
Section 10.05.     Notation on or Exchange of Securities.............................46


                                      iii


                                                                                   Page
                                                                                   ----

Section 10.06.     Trustee to Sign Amendments, etc...................................46

                                 ARTICLE ELEVEN

                                  Miscellaneous

Section 11.01.     Trust Indenture Act Controls......................................47
Section 11.02.     Notices...........................................................47
Section 11.03.     Communications by Holders with Other Holders......................48
Section 11.04.     Certificate and Opinion as to Conditions Precedent................48
Section 11.05.     Statements Required in Certificate or Opinion.....................48
Section 11.06.     Rules by Trustee and Agents.......................................49
Section 11.07.     Legal Holidays....................................................49
Section 11.08.     Governing Law.....................................................49
Section 11.09.     No Adverse Interpretation of Other Agreements.....................49
Section 11.10.     No Recourse Against Others........................................49
Section 11.11.     Successors and Assigns............................................49
Section 11.12.     Duplicate Originals...............................................49
Section 11.13.     Severability......................................................50

                                 ARTICLE TWELVE

                           Subordination of Securities

Section 12.01.     Securities Subordinated to Senior Indebtedness....................50
Section 12.02.     No Payment on Securities in Certain Circumstances.................50
Section 12.03.     Payment Over of Proceeds upon Dissolution, etc....................51
Section 12.04.     Subrogation.......................................................53
Section 12.05.     Obligations of Company Unconditional..............................53
Section 12.06.     Notice to Trustee.................................................54
Section 12.07.     Reliance on Judicial Order or Certificate of Liquidating
                      Agent..........................................................55
Section 12.08.     Trustee's Relation to Senior Indebtedness.........................55
Section 12.09.     Subordination Rights Not Impaired by Acts or Omissions of
                      the Company or Holders of Senior Indebtedness..................55
Section 12.10.     Securityholders Authorize Trustee to Effectuate
                      Subordination of Securities....................................56
Section 12.11.     This Article Not to Prevent Events of Default.....................56
Section 12.12.     Trustee's Compensation Not Prejudiced.............................56
Section 12.13.     No Waiver of Subordination Provisions.............................56


                                      iv


                                                                                   Page
                                                                                   ----

Section 12.14.     Certain Payments May Be Paid Prior to Dissolution.................57

                                ARTICLE THIRTEEN

                           Subordination of Guarantee

Section 13.01.     Guarantee Obligations Subordinated to Guarantor Senior
                      Indebtedness...................................................57
Section 13.02.     No Payment on Guarantees in Certain Circumstances.................57
Section 13.03.     Payment Over of Proceeds upon Dissolution, etc....................59
Section 13.04.     Subrogation.......................................................60
Section 13.05.     Obligations of Guarantors Unconditional...........................61
Section 13.06.     Notice to Trustee.................................................61
Section 13.07.     Reliance on Judicial Order or Certificate of Liquidating
                      Agent..........................................................62
Section 13.08.     Trustee's Relation to Guarantor Senior Indebtedness...............63
Section 13.09.     Subordination Rights Not Impaired by Acts or Omissions of
                      the Guarantors or Holders of Guarantor Senior
                      Indebtedness...................................................63
Section 13.10.     Securityholders Authorize Trustee to Effectuate
                      Subordination of Guarantee.....................................63
Section 13.11.     This Article Not to Prevent Events of Default.....................64
Section 13.12.     Trustee's Compensation Not Prejudiced.............................64
Section 13.13.     No Waiver of Guarantee Subordination Provisions...................64
Section 13.14.     Certain Payments May Be Paid Prior to Dissolution.................64
Signatures...........................................................................68

EXHIBIT A - Form of Security


                  INDENTURE dated as of September 11, 2000, by and among D.R. HORTON, INC., a Delaware corporation (the "Company"), each of the Guarantors (as defined in Section 1.01 below) and AMERICAN STOCK TRANSFER & TRUST COMPANY, as trustee (the "Trustee").

                  Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Company's debt securities issued under this Indenture (the "Securities"):

                                   ARTICLE ONE

                   DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01.        DEFINITIONS.

                  "Affiliate" means, when used with reference to a specified Person, any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Person specified.

                  "Agent" means any Registrar, Paying Agent or co-Registrar or agent for service of notices and demands.

                  "Attributable Debt" means, with respect to any Capitalized Lease Obligations, the capitalized amount thereof determined in accordance with GAAP.

                  "Authorizing Resolution" means a resolution adopted by the Board of Directors or by an Officer or committee of Officers pursuant to Board delegation authorizing a Series of Securities.

                  "Bankruptcy Law" means title 11 of the United States Code, as amended, or any similar federal or state law for the relief of debtors.

                  "Board of Directors" means the Board of Directors of the Company or any authorized committee thereof.

                  "Capital Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of or in such Person's capital stock or other equity interests, and options, rights or warrants to purchase such capital stock or other equity interests, whether now outstanding or issued after the Issue Date, including, without limitation, all Disqualified Stock and Preferred Stock.

                  "Capitalized Lease Obligations" of any Person means the obligations of such Person to pay rent or other amounts under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP, and the amount of such obligations will be the capitalized amount thereof determined in accordance with GAAP.

                  "Change of Control Provisions" has the meaning set forth in the definition of "Disqualified Stock" below.

                  "Company" means the party named as such in this Indenture until a successor replaces it pursuant to this Indenture and thereafter means the successor.

                  "Credit Facilities" means, collectively, each of the credit facilities and guidance lines of credit of the Company or one or more Restricted Subsidiaries in existence on the date of this Indenture and one or more other facilities or guidance lines of credit among or between the Company or one or more Restricted Subsidiaries and one or more lenders pursuant to which the Company or any Restricted Subsidiary may incur indebtedness for working capital and general corporate purposes (including acquisitions), as any such facility or line of credit may amended, restated, supplemented or otherwise modified from time to time, and includes any agreement extending the maturity of, increasing the amount of, or restructuring, all or any portion of the Indebtedness under such facility or line of credit or any successor facilities or lines of credit and includes any facility or line of credit with one or more lenders refinancing or replacing all or any portion of the Indebtedness under such facility or line of credit or any successor facility or line of credit.

                  "Currency Agreement" of any Person means any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect such Person or any of its Subsidiaries against fluctuations in currency values.

                  "Default" means any event, act or condition that is, or after notice or the passage of time or both would be, an Event of Default.

                  "Designated Senior Indebtedness" means any Senior Indebtedness (a) under any of the Credit Facilities or (b) which, at the time of determination, has an aggregate commitment or principal amount outstanding of at least $25.0 million if the instrument governing such Senior Indebtedness expressly states that such Indebtedness is "Designated Senior Indebtedness" for purposes of this Indenture and a Board Resolution setting forth such designation by the Company has been filed with the Trustee.

                  "Disqualified Stock" means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, (i) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the final maturity date of the Securities of the applicable Series or (ii) is convertible into or exchangeable or exercisable for (whether at the option of the issuer or the holder thereof) (a) debt securities or (b) any Capital Stock referred to in (i) above, in each case, at any time prior to the final maturity date of the Securities of the applicable Series; PROVIDED, HOWEVER, that any Capital Stock that would not constitute Disqualified Stock but for provisions thereof giving holders thereof (or the holders of any security into or for which such Capital Stock is convertible, exchangeable or exercisable) the right to require the Company to repurchase or redeem such Capital Stock upon the occurrence of a change of control occurring prior to the final maturity date of the Securities of the applicable Series shall not constitute Disqualified Stock if the change of control provisions applicable to such Capital Stock are no more favorable to such holders than any provisions described in the Authorizing Resolution or supplemental indenture pertaining to the Securities of the applicable Series ("Change of Control Provisions") and such Capital Stock specifically provides that the Company will not repurchase or redeem any such Capital Stock pursuant to such provisions prior to the Company's repurchase of the Securities of the applicable Series to the extent required pursuant to any such Change of Control Provisions.

                  "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, as in effect on the date of this Indenture.

                  "Guarantee" means the guarantee of the Securities by each Guarantor under this Indenture.

                  "Guarantor Senior Indebtedness" means, with respect to any Guarantor, at any date, whether currently existing or hereafter incurred, (a) all obligations under the Credit Facilities (whether for principal, interest, fees, expenses or indemnities), (b) all indebtedness of such Guarantor for borrowed money or under any reimbursement obligation relating to a letter of credit or other similar instruments or evidenced by bond, note, debenture or similar instrument, or such indebtedness of others guaranteed by the applicable Guarantor (to the extent of the guarantee), and Capitalized Lease Obligations, including principal, premium, if any, and interest (including Post-Petition Interest) on such indebtedness, unless the instrument under which such indebtedness is incurred expressly provides that such indebtedness is not senior or superior in right of payment to such Guarantor's Guarantee, and all renewals, extensions, modifications, amendments or refinancings thereof, (c) all obligations of such Guarantor under Interest Protection Agreements, (d) all obligations of such Guarantor under Currency Agreements and (e) all obligations of such Guarantor with respect to the Company's 8% Senior Notes due 2009, 8 3/8% Senior Notes due 2004 and 10 1/2% Senior Notes due 2005 under an indenture dated June 9, 1997. Notwithstanding the foregoing, Guarantor Senior Indebtedness shall not include (i) to the extent that it may constitute indebtedness, any obligation for federal, state, local or other taxes; (ii) any indebtedness between such Guarantor and any Subsidiary of such Guarantor or any Unrestricted Subsidiary of the Company; (iii) to the extent that it may constitute indebtedness, any obligation in respect of any trade payable incurred for the purchase of goods or materials, or for services obtained, in the ordinary course of business; (iv) that portion of any indebtedness that is incurred in violation of this Indenture; (v) indebtedness evidenced by such Guarantor's Guarantee of the Securities; (vi) indebtedness of such Guarantor that is expressly subordinate or junior in right of payment to any other indebtedness of such Guarantor; and (vii) to the extent that it may constitute indebtedness, any obligation owing under leases (other than Capitalized Lease Obligations).


                  "Guarantors" means (i) initially, each of:


         DRHI, Inc., a Delaware corporation;
         Meadows I, Ltd., a Delaware corporation;
         Meadows II, Ltd., a Delaware corporation;
         Meadows IX, Inc., a New Jersey corporation;
         Meadows X, Inc., a New Jersey corporation;
         D.R. Horton, Inc.-Minnesota, a Delaware corporation;
         D.R. Horton, Inc.-Greensboro, a Delaware corporation;
         D.R. Horton, Inc.-Birmingham, an Alabama corporation;
         D.R. Horton, Inc.-Chicago, a Delaware corporation;
         D.R. Horton, Inc.-San Diego, a Delaware corporation;
         D.R. Horton, Inc.-New Jersey, a Delaware corporation;
         D.R. Horton, Inc.-Torrey, a Delaware corporation;
         DRH Construction, Inc., a Delaware corporation;
         D.R. Horton, Inc.-Louisville, a Delaware corporation;
         D.R. Horton, Inc.-Denver, a Delaware corporation;
         D.R. Horton San Diego Holding Company, Inc., a California corporation;
         D.R. Horton Los Angeles Holding Company, Inc., a California corporation;
         SGS Communities at Grande Quay, L.L.C., a New Jersey limited liability company;
         D.R. Horton Management Company, Ltd., a Texas limited partnership;
         D.R. Horton-Texas, Ltd., a Texas limited partnership;
         D.R. Horton, Inc.-Sacramento, a California corporation;
         DRH Cambridge Homes, Inc., a California corporation;
         C. Richard Dobson Builders, Inc., a Virginia corporation;
         DRH Tucson Construction, Inc., a Delaware corporation;
         Continental Homes, Inc., a Delaware corporation;
         KDB Homes, Inc., a Delaware corporation;
         Continental Residential, Inc., a Delaware corporation;
         Continental Homes of Florida, Inc., a Florida corporation;
         CHI Construction Company, an Arizona corporation;
         CHTEX of Texas, Inc., a Delaware corporation;
         CH Investments of Texas, Inc., a Delaware corporation;
         Continental Homes of Texas, L.P., a Texas limited partnership;


                                      -5-

         D.R. Horton, Inc.-Portland, a Delaware corporation;


and (ii) each of the Company's Subsidiaries which becomes a guarantor of the Securities pursuant to the provisions of this Indenture.

                  "Holder" means the Person in whose name a Security is registered in the books of the Registrar for the Notes.

                  "Indebtedness" of any Person means, without duplication, (i) any liability of such Person (a) for borrowed money or under any reimbursement obligation relating to a letter of credit or other similar instruments (other than standby letters of credit issued for the benefit of, or surety, performance, completion or payment bonds, earnest money notes or similar purpose undertakings or indemnifications issued by, such Person in the ordinary course of business), (b) evidenced by a bond, note, debenture or similar instrument (including a purchase money obligation) given in connection with the acquisition of any businesses, properties or assets of any kind or with services incurred in connection with capital expenditures (other than any obligation to pay a contingent purchase price which, as of the date of incurrence thereof, is not required to be recorded as a liability in accordance with GAAP), or (c) in respect of Capitalized Lease Obligations (to the extent of the Attributable Debt in respect thereof), (ii) any Indebtedness of others that such Person has guaranteed to the extent of the guarantee,
(iii) to the extent not otherwise included, the obligations of such Person under Currency Agreements or Interest Protection Agreements to the extent recorded as liabilities not constituting Interest Incurred, net of amounts recorded as assets in respect of such agreements, in accordance with GAAP, and
(iv) all Indebtedness of others secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person; PROVIDED, that Indebtedness shall not include accounts payable, liabilities to trade creditors of such Person or other accrued expenses arising in the ordinary course of business. The amount of Indebtedness of any Person at any date shall be (a) the outstanding balance at such date of all unconditional obligations as described above, net of any unamortized discount to be accounted for as Interest Expense, in accordance with GAAP, (b) the maximum liability of such Person for any contingent obligations under clause (ii) above at such date, net of any unamortized discount to be accounted for as Interest Expense in accordance with GAAP, and (c) in the case of clause (iv) above, the lesser of
(1) the fair market value of any asset subject to a Lien securing the Indebtedness of others on the date that the Lien attaches and (2) the amount of the Indebtedness secured.

                  "Indenture" means this Indenture as amended or supplemented from time to time, including pursuant to any Authorizing Resolution or supplemental indenture pertaining to any Series.

                  "Insolvency or Liquidation Proceeding" means, with respect to any Person, any liquidation, dissolution or winding up of such Person, or any bankruptcy, reorganization, insolvency, receivership or similar proceeding with respect to such Person, whether voluntary or involuntary.

                  "Interest Expense" of any Person for any period means, without duplication, the aggregate amount of (i) interest which, in conformity with GAAP, would be set opposite the caption "interest expense" or any like caption on an income statement for such Person (including, without limitation, imputed interest included in Capitalized Lease Obligations, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing, the net costs (but reduced by net gains) associated with Currency Agreements and Interest Protection Agreements, amortization of other financing fees and expenses, the interest portion of any deferred payment obligation, amortization of discount or premium, if any, and all other noncash interest expense other than interest and other charges amortized to cost of sales), and (ii) all interest actually paid by the Company or a Restricted Subsidiary under any guarantee of Indebtedness (including, without limitation, a guarantee of principal, interest or any combination thereof) of any Person other than the Company or any Restricted Subsidiary during such period; PROVIDED, that Interest Expense shall exclude any expense associated with the complete write-off of financing fees and expenses in connection with the repayment of any Indebtedness.

                  "Interest Protection Agreement" of any Person means any interest rate swap agreement, interest rate collar agreement, option or futures contract or other similar agreement or arrangement designed to protect such Person or any of its Subsidiaries against fluctuations in interest rates with respect to Indebtedness permitted to be incurred under this Indenture.

                  "Investments" of any Person means (i) all investments by such Person in any other Person in the form of loans, advances or capital contributions, (ii) all guarantees of Indebtedness or other obligations of any other Person by such Person, (iii) all purchases (or other acquisitions for consideration) by such Person of Indebtedness, Capital Stock or other securities of any other Person and (iv) all other items that would be classified as investments in any other Person (including, without limitation, purchases of assets outside the ordinary course of business) on a balance sheet of such Person prepared in accordance with GAAP.

                  "Issue Date" means, with respect to any Series of Securities, the date on which the Securities of such Series are originally issued under this Indenture.

                  "Lien" means, with respect to any Property, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such Property. For purposes of this definition, a Person shall be deemed to own, subject to a Lien, any Property which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such Property.

                  "Non-Recourse Indebtedness" with respect to any Person means Indebtedness of such Person for which (i) the sole legal recourse for collection of principal and interest on such Indebtedness is against the specific property identified in the instruments evidencing or securing such Indebtedness and such property was acquired with the proceeds of such Indebtedness or such Indebtedness was incurred within 90 days after the acquisition of such property and (ii) no other assets of such Person may be realized upon in collection of principal or interest on such Indebtedness. Indebtedness which is otherwise Non-Recourse Indebtedness will not lose its character as Non-Recourse Indebtedness because there is recourse to the borrower, any guarantor or any other Person for (i) environmental warranties and indemnities, or (ii) indemnities for and liabilities arising from fraud, misrepresentation, misapplication or non-payment of rents, profits, insurance and condemnation proceeds and other sums actually received by the borrower from secured assets to be paid to the lender, waste and mechanics' liens.

                  "Officer" means the Chairman of the Board, the President, any Vice President, the Treasurer, the Controller or the Secretary of the Company.

                  "Officers' Certificate" means a certificate signed by two Officers or by an Officer and an Assistant Treasurer or an Assistant Secretary of the Company.

                  "Opinion of Counsel" means a written opinion from legal counsel who is reasonably acceptable to the Trustee. The counsel may be an employee of or counsel to the Company or the Trustee.

                  "Permitted Junior Securities" means any securities of the Company or any other Person that are (i) Capital Stock or (ii) subordinated in right of payment to all Senior Indebtedness or Guarantor Senior Indebtedness, as the case may be, that may at the time be outstanding, to substantially the same extent as, or to a greater extent than, the Securities are subordinated as provided in this Indenture; PROVIDED (a) such securities are not entitled to the benefits of covenants or defaults materially more beneficial to the holders of such securities than those in effect with respect to the Securities on the Issue Date and (b) such securities do not provide for amortization (including sinking fund and mandatory prepayment provisions) commencing prior to the date six months following the final scheduled maturity date of the Senior Indebtedness or Guarantor Senior Indebtedness, as the case may be (as modified by the plan of reorganization or readjustment pursuant to which such securities are issued).

                  "Person" means any individual, corporation, partnership, limited liability company, joint venture, incorporated or unincorporated association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Post-Petition Interest" means interest on any Senior Indebtedness accruing subsequent to events of bankruptcy of the Company and its Subsidiaries at the rate provided in the document evidencing such Senior Indebtedness, whether or not such interest is an allowed claim enforceable against the debtor in a bankruptcy case under bankruptcy law.

                  "Preferred Stock" of any Person means all Capital Stock of such Person which has a preference in liquidation or with respect to the payment of dividends.

                  "principal" of a debt security means the principal of the security plus, when appropriate, the premium, if any, on the security.

                  "Property" of any Person means all types of real, personal, tangible, intangible or mixed property owned by such Person, whether or not included in the most recent consolidated balance sheet of such Person and its Subsidiaries under GAAP.

                  "Restricted Subsidiary" means any Subsidiary of the Company which is not an Unrestricted Subsidiary.

                  "SEC" means the Securities and Exchange Commission or any successor agency performing the duties now assigned to it under the TIA.

                  "Securities" means any Securities that are issued under this Indenture.

                  "Senior Indebtedness" means, at any date, whether currently existing or hereafter incurred, (a) all obligations under the Credit Facilities (whether for principal, interest, fees, expenses or indemnities),
(b) all indebtedness of the Company for borrowed money or under any reimbursement obligation relating to a letter of credit or other similar instruments or evidenced by a bond, note, debenture or similar instrument, or such indebtedness of others guaranteed by the Company (to the extent of the guarantee), and Capitalized Lease Obligations, including principal, premium, if any, and interest (including Post-Petition Interest) on such indebtedness, unless the instrument under which such indebtedness is incurred expressly provides that such indebtedness is not senior or superior in right of payment to the Securities, and all renewals, extensions, modifications, amendments or refinancings thereof; (c) all obligations of the Company under Interest Protection Agreements; (d) all obligations of the Company under Currency Agreements; and (e) all obligations of the Company under the Company's 8% Senior Notes due 2009, 8 3/8% Senior Notes due 2004, and 10 1/2% Senior Notes due 2005 under an indenture dated June 9, 1997. Notwithstanding the foregoing, Senior Indebtedness shall not include (i) to the extent that it may constitute indebtedness, any obligation for federal, state, local or other taxes; (ii) any indebtedness between the Company and any Subsidiary of the Company; (iii) to the extent that it may constitute indebtedness, any obligation in respect of any trade payable incurred for the purchase of goods or materials, or for services obtained, in the ordinary course of business; (iv) that portion of any indebtedness that is incurred in violation of this Indenture; (v) indebtedness evidenced by the Securities; (vi) indebtedness of the Company that is expressly subordinate or junior in right of payment to any other indebtedness of the Company;

and (vii) to the extent that it may constitute indebtedness, any obligation owing under leases (other than Capitalized Lease Obligations).

                  "Series" means a series of Securities established under this Indenture.

                  "Significant Subsidiary" means any Subsidiary of the Company which would constitute a "significant subsidiary" as defined in Rule 1-02 of Regulation S-X under the Securities Act and the Exchange Act.

                  "Subsidiary" of any Person means any corporation or other entity of which a majority of the Capital Stock having ordinary voting power to elect a majority of the Board of Directors or other persons performing similar functions is at the time directly or indirectly owned or controlled by such Person.

                  "TIA" means the Trust Indenture Act of 1939, as in effect from time to time.

                  "Trust Officer" means the Chairman of the Board, the President, any Vice President or any other officer or assistant officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

                  "Trustee" means the party named as such in this Indenture until a successor replaces it pursuant to this Indenture and thereafter means the successor serving hereunder.

                  "United States" means the United States of America.

                  "Unrestricted Subsidiary" means any Subsidiary of the Company so designated by a resolution adopted by the Board of Directors of the Company or a duly authorized committee thereof as provided below; PROVIDED that (a) the holders of Indebtedness thereof do not have direct or indirect recourse against the Company or any Restricted Subsidiary, and neither the Company nor any Restricted Subsidiary otherwise has liability for, any payment obligations in respect of such Indebtedness (including any undertaking, agreement or instrument evidencing such Indebtedness), except (i) in the case of Non-Recourse Indebtedness, to the extent such recourse or liability is for the matters discussed in the last sentence of the definition of "Non-Recourse Indebtedness," or (ii) to the extent such Indebtedness is a guarantee by such Subsidiary of Indebtedness of the Company or a Restricted Subsidiary, and (b) no holder of any Indebtedness of such Subsidiary shall have a right to declare a default on such Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity as a result of a default on any Indebtedness of the Company or any Restricted Subsidiary. Subject to the foregoing, the Board of Directors of the Company or a duly authorized committee thereof may designate any Subsidiary to be an Unrestricted Subsidiary; PROVIDED, HOWEVER, that after giving effect to such designation, no Default or Event of Default shall have occurred or be continuing. In accordance with the foregoing, and not in limitation thereof, Investments made by any Person in any Subsidiary of such Person prior to such Person's merger with the Company or any Restricted Subsidiary (but not in contemplation or anticipation of such merger) shall not be counted as an Investment by the Company or such Restricted Subsidiary if such Subsidiary of such Person is designated as an Unrestricted
Subsidiary. The Board of Directors of the Company or a duly authorized committee thereof may also redesignate an Unrestricted Subsidiary to be a Restricted Subsidiary; PROVIDED, HOWEVER, that after giving effect to such designation, no Default or Event of Default shall have occurred or be continuing. The Board of Directors of the Company or a duly authorized committee thereof may also redesignate an Unrestricted Subsidiary to be a Restricted Subsidiary. Any such designation or redesignation by the Board of Directors of the Company or a committee thereof will be evidenced to the Trustee by the filing with the Trustee of a certified copy of the resolution of the Board of Directors of the Company or a committee thereof giving effect to such designation or redesignation and an Officers' Certificate certifying that such designation or redesignation complied with the foregoing conditions and setting forth the underlying calculations of such Officers' Certificate. The designation of any Person as an Unrestricted Subsidiary shall be deemed to include a designation of all Subsidiaries of such Person as Unrestricted Subsidiaries; PROVIDED, HOWEVER, that the ownership of the general partnership interest (or a similar member's interest in a limited liability company) by an Unrestricted Subsidiary shall not cause a Subsidiary of the Company of which more than 95% of the equity interest is held by the Company or one or more Restricted Subsidiaries to be deemed an Unrestricted Subsidiary.

                  "U.S. government obligations" means securities which are (i) direct obligations of the United States for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depositary receipt issued by a bank or trust company as custodian with respect to any such U.S. government obligations or a specific payment of interest on or principal of any such U.S. government obligation held by such custodian for the account of the holder of a depositary receipt; PROVIDED that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. government obligation or the specific payment of interest on or principal of the U.S. government obligation evidenced by such depositary receipt.

Section 1.02.        OTHER DEFINITIONS.


Term                                                                 Defined in
----                                                                   Section
                                                                      --------
"Agent Members".................................................       2.15
"Business Day"..................................................      11.07

                                  -11-


"Custodian".....................................................       6.01
"Depository"....................................................       2.15
"Event of Default"..............................................       6.01
"Legal Holiday".................................................      11.07
"Paying Agent"..................................................       2.03
"Registrar".....................................................       2.03

Section 1.03.        INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.

                  Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

                  "Commission" means the SEC.

                  "indenture securities" means the Securities.

                  "indenture security holder" means a Securityholder.

                  "indenture to be qualified" means this Indenture.

                  "indenture trustee" or "institutional trustee" means the Trustee.

                  "obligor" on the indenture securities means the Company, each of the Guarantors, or any other obligor on the Securities of a Series or any Guarantees thereof.

                  All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings so assigned to them.

Section 1.04.        RULES OF CONSTRUCTION.

                  Unless the context otherwise requires:

                   (1)     a term has the meaning assigned to it;

                   (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

                   (3)     "or" is not exclusive;

                   (4) words in the singular include the plural, and in the plural include the singular; and

                   (5) provisions apply to successive events and transactions.

                                   ARTICLE TWO

                                 THE SECURITIES

Section 2.01.        FORM AND DATING.

                  The aggregate principal amount of Securities that may be issued under this Indenture is unlimited. The Securities may be issued from time to time in one or more Series. Each Series shall be created by an Authorizing Resolution or a supplemental indenture that establishes the terms of the Series, which may include the following:

                   (1)     the title of the Series;

                   (2) the aggregate principal amount (or any limit on the aggregate principal amount) of the Series and, if any Securities of a Series are to be issued at a discount from their face amount, the method of computing the accretion of such discount;

                   (3) the interest rate or method of calculation of the interest rate;

                   (4)     the date from which interest will accrue;

                   (5) the record dates for interest payable on Securities of the Series;

                   (6) the dates when, places where and manner in which principal and interest are payable;

                   (7)     the Registrar and Paying Agent;

                   (8) the terms of any mandatory (including any sinking fund requirements) or optional redemption by the Company;

                   (9)     the terms of any redemption at the option of Holders;

                  (10)     the denominations in which Securities are issuable;

                  (11) whether Securities will be issued in registered or bearer form and the terms of any such forms of Securities;

                  (12) whether any Securities will be represented by a global Security and the terms of any such global Security;

                  (13) the currency or currencies (including any composite currency) in which principal or interest or both may be paid;

                  (14) if payments of principal or interest may be made in a currency other than that in which Securities are denominated, the manner for determining such payments;

                  (15) provisions for electronic issuance of Securities or issuance of Securities in uncertificated form;

                  (16) any Events of Default, covenants and/or defined terms in addition to or in lieu of those set forth in this Indenture;

                  (17) whether and upon what terms Securities may be defeased if different from the provisions set forth in this Indenture;

                  (18) the form of the Securities, which, unless the Authorizing Resolution or supplemental indenture otherwise provides, shall be in the form of Exhibit A;

                  (19) any terms that may be required by or advisable under applicable law;

                  (20) the percentage of the principal amount of the Securities which is payable if the maturity of the Securities is accelerated in the case of Securities issued at a discount from their face amount;

                  (21)     whether any Securities will not have Guarantees; and

                  (22) any other terms in addition to or different from those contained in this Indenture.

                  All Securities of one Series need not be issued at the same time and, unless otherwise provided, a Series may be reopened for issuances of additional Securities of such Series pursuant to an Authorizing Resolution, an Officers' Certificate or in any indenture supplemental hereto.

                  The creation and issuance of a Series and the authentication and delivery thereof are not subject to any conditions precedent.

Section 2.02.        EXECUTION AND AUTHENTICATION.

                  Two Officers shall sign the Securities for the Company by manual or facsimile signature. The Company's seal shall be reproduced on the Securities. Each Guarantor shall execute the Guarantee in the manner set forth in Section 9.08.

                  If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall nevertheless be valid.

                  A Security shall not be valid until the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

                  The Trustee shall authenticate Securities for original issue upon receipt of an Officers' Certificate of the Company. Each Security shall be dated the date of its authentication.

Section 2.03.        REGISTRAR AND PAYING AGENT.

                  The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange ("Registrar"), an office or agency where Securities may be presented for payment ("Paying Agent") and an office or agency where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may have one or more co-Registrars and one or more additional paying agents. The term "Paying Agent" includes any additional paying agent.

                  The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall promptly notify the Trustee in writing of the name and address of any such Agent and the Trustee shall have the right to inspect the Securities register at all reasonable times to obtain copies thereof, and the Trustee shall have the right to rely upon such register as to the names and addresses of the Holders and the principal amounts and certificate numbers thereof. If the Company fails to maintain a Registrar or Paying Agent or fails to give the foregoing notice, the Trustee shall act as such.

                  The Company initially appoints the Trustee as Registrar and Paying Agent.

Section 2.04.        PAYING AGENT TO HOLD MONEY IN TRUST.

                  Each Paying Agent shall hold in trust for the benefit of Securityholders and the Trustee all money held by the Paying Agent for the payment of principal of or interest on the Securities, and shall notify the Trustee of any default by the Company in making any such payment. If the Company or a Subsidiary acts as Paying Agent, it shall segregate the money and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon doing so the Paying Agent shall have no further liability for the money.

Section 2.05.        SECURITYHOLDER LISTS.

                  The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee at least 7 Business Days before each semiannual interest payment date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

Section 2.06.        TRANSFER AND EXCHANGE.

                  Where a Security is presented to the Registrar or a co-Registrar with a request to register a transfer, the Registrar shall register the transfer as requested if the requirements of Section 8-401(a) of the New York Uniform Commercial Code are met. Where Securities are presented to the Registrar or a co-Registrar with a request to exchange them for an equal principal amount of Securities of other denominations, the Registrar shall make the exchange as requested if the same requirements are met. To permit transfers and exchanges, the Trustee shall authenticate Securities at the Registrar's request. The Registrar need not transfer or exchange any Security selected for redemption, except the unredeemed part thereof if the Security is redeemed in part, or transfer or exchange any Securities for a period of 15 days before a selection of Securities to be redeemed. Any exchange or transfer shall be without charge, except that the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto except in the case of exchanges pursuant to 2.09, 3.06, or 10.05 not involving any transfer.

                  Any Holder of a global Security shall, by acceptance of such global Security, agree that transfers of beneficial interests in such global Security may be effected only through a book entry system maintained by the Holder of such global Security (or its agent), and that ownership of a beneficial interest in the Security shall be required to be reflected in a book entry.

Section 2.07.        REPLACEMENT SECURITIES.

                  If the Holder of a Security claims that the Security has been lost, destroyed, mutilated or wrongfully taken, the Company shall issue and, upon written request of any Officer of the Company, the Trustee shall authenticate a replacement Security, provided in the case of a lost, destroyed or wrongfully taken Security, that the requirements of Section 8-405 of the New York Uniform Commercial Code are met. If any such lost, destroyed, mutilated or wrongfully taken Security shall have matured or shall be about to mature, the Company may, instead of issuing a substitute Security therefor, pay such Security without requiring (except in the case of a mutilated Security) the surrender thereof. An indemnity bond must be sufficient in the judgment of the Company and the Trustee to protect the Company, the Trustee or any Agent from any loss which any of them may suffer if a Security is replaced, including the acquisition of such Security by a bona fide purchaser. The Company or the Trustee may charge for its expenses in replacing a Security.

Section 2.08.        OUTSTANDING SECURITIES.

                  Securities outstanding at any time are all Securities authenticated by the Trustee except for those cancelled by it and those described in this Section. A Security does not cease to be outstanding because the Company, any Guarantor or one of their Affiliates holds the Security.

                  If a Security is replaced pursuant to Section 2.07, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

                  If the Paying Agent holds on a redemption date or maturity date money sufficient to pay Securities payable on that date, then on and after that date such Securities cease to be outstanding and interest on them ceases to accrue.

                  Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 2.09.        TEMPORARY SECURITIES.

                  Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and, upon surrender for cancellation of the temporary Security, the Company and the Guarantors shall execute and the Trustee shall authenticate definitive Securities in exchange for temporary Securities. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities authenticated and delivered hereunder.

Section 2.10.        CANCELLATION.

                  The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange, redemption or payment. The Trustee and no one else shall cancel and destroy, or retain in accordance with its standard retention policy, all Securities surrendered for registration or transfer, exchange, redemption, paying or cancellation. Unless the Authorizing Resolution so provides, the Company may not issue new Securities to replace Securities that it has previously paid or delivered to the Trustee for cancellation.

Section 2.11.        DEFAULTED INTEREST.

                  If the Company defaults in a payment of interest on the Securities, it shall pay the defaulted interest plus any interest payable on the defaulted interest to the persons who are Securityholders on a subsequent special record date. The Company shall fix such special record date and a payment date which shall be reasonably satisfactory to the Trustee. At least 15 days before such special record date, the Company shall mail to each Securityholder a notice that states the record date, the payment date and the amount of defaulted interest to be paid. On or before the date such notice is mailed, the Company shall deposit with the Paying Agent money sufficient to pay the amount of defaulted interest to be so paid. The Company may pay defaulted interest in any other lawful manner if, after notice given by the Company to the Trustee of the proposed payment, such manner of payment shall be deemed practicable by the Trustee.

Section 2.12.        TREASURY SECURITIES.

                  In determining whether the Holders of the required principal amount of Securities of a Series have concurred in any direction, waiver, consent or notice, Securities owned by the Company, the Guarantors or any of their respective Affiliates shall be considered as though they are not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee actually knows are so owned shall be so considered.

Section 2.13.        CUSIP NUMBERS.

                  The Company in issuing the Securities of any Series may use a "CUSIP" number, and if so, the Trustee shall use the CUSIP number in notices of redemption or exchange as a convenience to Holders of such Securities; PROVIDED that no representation is hereby deemed to be made by the Trustee as to the correctness or accuracy of any such CUSIP number printed in the notice or on such Securities, and that reliance may be placed only on the other identification numbers printed on such Securities. The Company shall promptly notify the Trustee of any change in any CUSIP number.

Section 2.14.        DEPOSIT OF MONEYS.

                  Prior to 11:00 a.m. New York City time on each interest payment date and maturity date with respect to each Series of Securities, the Company shall have deposited with the Paying Agent in immediately available funds money sufficient to make cash payments due on such interest payment date or maturity date, as the case may be, in a timely manner which permits the Paying Agent to remit payment to the Holders on such interest payment date or maturity date, as the case may be.

Section 2.15.        BOOK-ENTRY PROVISIONS FOR GLOBAL SECURITY.

                  (a) Any global Security of a Series initially shall (i) be registered in the name of the depository who shall be identified in the Authorizing Resolution or supplemental indenture relating to such Securities (the "Depository") or the nominee of such Depository, (ii) be delivered to the Trustee as custodian for such Depository and (iii) bear any required legends.

                  Members of, or participants in, the Depository ("Agent Members") shall have no rights under this Indenture with respect to any global Security held on their behalf by the Depository, or the Trustee as its custodian, or under the global Security, and the Depository may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of the global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Security.

                  (b) Transfers of any global Security shall be limited to transfers in whole, but not in part, to the Depository, its successors or their respective nominees. Interests of beneficial owners in the global Security may be transferred or exchanged for definitive Securities in accordance with the rules and procedures of the Depository. In addition, definitive Securities shall be transferred to all beneficial owners in exchange for their beneficial interests in a global Security if (i) the Depository notifies the Company that it is unwilling or unable to continue as Depository for the global Security and a successor depository is not appointed by the Company within 90 days of such notice or (ii) an Event of Default has occurred and is continuing and the Registrar has received a request from the Depository to issue definitive Securities.

                  (c) In connection with any transfer or exchange of a portion of the beneficial interest in any global Security to beneficial owners pursuant to paragraph (b), the Registrar shall (if one or more definitive Securities are to be issued) reflect on its books and records the date and a decrease in the principal amount of the global Security in an amount equal to the principal amount of the beneficial interest in the global Security to be transferred, and the Company and the Guarantors shall execute, and the Trustee shall authenticate and deliver, one or more definitive Securities of like tenor and amount.

                  (d) In connection with the transfer of an entire global Security to beneficial owners pursuant to paragraph (b), the global Security shall be deemed to be surrendered to the

Trustee for cancellation, and the Company and the Guarantors shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depository in exchange for its beneficial interest in the global Security, an equal aggregate principal amount of definitive Securities of authorized denominations.

                  (e) The Holder of any global Security may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities of such Series.

                                  ARTICLE THREE

                                   REDEMPTION

Section 3.01.        NOTICES TO TRUSTEE.

                  Securities of a Series that are redeemable prior to maturity shall be redeemable in accordance with their terms and, unless the Authorizing Resolution or supplemental indenture provides otherwise, in accordance with this Article.

                  If the Company wants to redeem Securities pursuant to Paragraph 5 of the Securities, it shall notify the Trustee in writing of the Redemption Date and the principal amount of Securities to be redeemed. Any such notice may be cancelled at any time prior to notice of such redemption being mailed to Holders. Any such cancelled notice shall be void and of no effect.

                  If the Company wants to credit any Securities previously redeemed, retired or acquired against any redemption pursuant to Paragraph 6 of the Securities, it shall notify the Trustee of the amount of the credit and it shall deliver any Securities not previously delivered to the Trustee for cancellation with such notice.

                  The Company shall give each notice provided for in this
Section 3.01 at least 30 days before the notice of any such redemption is to be mailed to Holders (unless a shorter notice shall be satisfactory to the Trustee).

Section 3.02.        SELECTION OF SECURITIES TO BE REDEEMED.

                  If fewer than all of the Securities of a Series are to be redeemed, the Trustee shall select the Securities to be redeemed by a method the Trustee considers fair and appropriate. The Trustee shall make the selection from Securities outstanding not previously called for redemption and shall promptly notify the Company of the serial numbers or other identifying attributes of the Securities so selected. The Trustee may select for redemption portions of the principal of Securities that have denominations larger than the minimum denomination for the Series. Securities and portions of them it selects shall be in amounts equal to the minimum denomination for the Series or an integral multiple thereof. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

Section 3.03.        NOTICE OF REDEMPTION.

                  At least 30 days but not more than 60 days before a redemption date, the Company shall mail a notice of redemption by first-class mail, postage prepaid, to each Holder of Securities to be redeemed.

                  The notice shall identify the Securities to be redeemed and shall state:

                   (1)     the redemption date;

                   (2)     the redemption price;

                   (3)     the name and address of the Paying Agent;

                   (4) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price;

                   (5) that interest on Securities called for redemption ceases to accrue on and after the redemption date; and

                   (6) that the Securities are being redeemed pursuant to the mandatory redemption or the optional redemption provisions, as applicable.

                  At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at its expense; provided, however, that the Company shall deliver to the Trustee at least 15 days prior to the date on which notice of redemption is to be mailed or such shorter period as may be satisfactory to the Trustee, an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the preceding paragraph.

Section 3.04.        EFFECT OF NOTICE OF REDEMPTION.

                  Once notice of redemption is mailed, Securities called for redemption become due and payable on the redemption date and at the redemption price as set forth in the notice of redemption. Upon surrender to the Paying Agent, such Securities shall be paid at the redemption price, plus accrued interest to the redemption date.

Section 3.05.        DEPOSIT OF REDEMPTION PRICE.

                  On or before the redemption date, the Company shall deposit with the Paying Agent immediately available funds sufficient to pay the redemption price of and accrued interest on all Securities to be redeemed on that date.

Section 3.06.        SECURITIES REDEEMED IN PART.

                  Upon surrender of a Security that is redeemed in part, the Company and the Guarantors shall execute and the Trustee shall authenticate for each Holder a new Security equal in principal amount to the unredeemed portion of the Security surrendered.

                                  ARTICLE FOUR

                                    COVENANTS

Section 4.01.        PAYMENT OF SECURITIES.

                  The Company shall pay the principal of and interest on a Series on the dates and in the manner provided in the Securities of the Series. An installment of principal or interest shall be considered paid on the date it is due if the Paying Agent holds on that date money designated for and sufficient to pay the installment.

                  The Company shall pay interest on overdue principal at the rate borne by the Series; it shall pay interest on overdue installments of interest at the same rate.

Section 4.02.        MAINTENANCE OF OFFICE OR AGENCY.

                  The Company shall maintain the office or agency required under
Section 2.03. The Company shall give prior written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee.

Section 4.03.        COMPLIANCE CERTIFICATE.

                  The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company an Officers' Certificate stating whether or not the signers know of any Default by the Company in performing any of its obligations under this Indenture. If they do know of such a Default, the certificate shall describe the Default.

Section 4.04.        PAYMENT OF TAXES; MAINTENANCE OF CORPORATE EXISTENCE;
                     MAINTENANCE OF PROPERTIES.

                  The Company will:

                  (a) cause to be paid and discharged all lawful taxes, assessments and governmental charges or levies imposed upon the Company and its Restricted Subsidiaries or upon the income or profits of the Company and its Restricted Subsidiaries or upon property or any part thereof belonging to the Company and its Restricted Subsidiaries before the same shall be in default, as well as all lawful claims for labor, materials and supplies which, if unpaid, might become a lien or charge upon such property or any part thereof; PROVIDED, HOWEVER, that the Company shall not be required to cause to be paid or discharged any such tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and the nonpayment thereof does not, in the judgment of the Company, materially adversely affect the ability of the Company and the Restricted Subsidiaries to pay all obligations under this Indenture when due; and PROVIDED FURTHER that the Company shall not be required to cause to be paid or discharged any such tax, assessment, charge, levy or claim if, in the judgment of the Company, such payment shall not be advantageous to the Company in the conduct of its business and if the failure so to pay or discharge does not, in its judgment, materially adversely affect the ability of the Company and the Restricted Subsidiaries to pay all obligations under this Indenture when due;

                  (b) cause to be done all things necessary to preserve and keep in full force and effect the corporate existence of the Company and each of its Restricted Subsidiaries and to comply with all applicable laws; PROVIDED, HOWEVER, that nothing in this subsection (b) shall prevent a consolidation or merger of the Company or any Restricted Subsidiary not prohibited by the provisions of Article Five, Article Nine or any other provision or the Authorizing Resolution or supplemental indenture pertaining to a Series, and the Company need not maintain the corporate existence of an immaterial Restricted Subsidiary which is not a Guarantor; and

                  (c) at all times keep, maintain and preserve all the property of the Company and the Restricted Subsidiaries in good repair, working order and condition (reasonable wear and tear excepted) and from time to time make all needful and proper repairs, renewals, replacements, betterments and improvements thereto, so that the business carried on in connection therewith may be properly and advantageously conducted at all times; PROVIDED, HOWEVER, that nothing in this subsection (c) shall prevent the Company from discontinuing the operation and maintenance of any such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business and not disadvantageous in any material respect to the ability of the Company and the Restricted Subsidiaries to pay all obligations under this Indenture when due.

Section 4.05.        ADDITIONAL GUARANTORS.

                  If the Company or any of the Guarantors transfers or causes to be transferred, in one transaction or a series of related transactions, any property to any Restricted Subsidiary of the Company that is not a Guarantor, or if the Company or any of the Guarantors shall organize, acquire or otherwise invest in another Subsidiary which becomes a Restricted Subsidiary, then such transferee or acquired or other Subsidiary shall (i) execute and deliver to the Trustee a supplemental indenture in form reasonably satisfactory to the Trustee pursuant to which such Subsidiary shall unconditionally guarantee all of the Company's obligations under the Securities of any Series that has the benefit of Guarantees of other Subsidiaries of the Company and this Indenture (as it relates to all such Series) on the terms set forth in this Indenture and (ii) deliver to the Trustee an Opinion of Counsel that such supplemental indenture has been duly authorized, executed and delivered by such Subsidiary and constitutes a legal, valid, binding and enforceable obligation of such Subsidiary. Thereafter, such Subsidiary shall be a Guarantor for all purposes of this Indenture (as it relates to all such Series).

Section 4.06.        WAIVER OF STAY, EXTENSION OR USURY LAWS.

                  The Company and the Guarantors covenant (to the extent that they may lawfully do so) that they will not any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Company or any Guarantor from paying all or any portion of the principal of or interest on the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performances of this Indenture; and (to the extent that may they lawfully do so) the Company and the Guarantors hereby expressly waive all benefit or advantage of any such law, and covenant that they will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 4.07.        LIMITATION ON SENIOR SUBORDINATED INDEBTEDNESS.

                  (a) The Company shall not, directly or indirectly, incur any Indebtedness that by its terms would expressly rank senior in right of payment to the Securities of any Series and expressly rank subordinate in right of payment to any Senior Indebtedness.

                  (b) The Company shall not permit any Guarantor to, and no Guarantor shall, directly or indirectly, incur any Indebtedness that by its terms would expressly rank senior in right of payment to the Guarantee of such Guarantor of Securities of any Series and expressly rank subordinate in right of payment to any Guarantor Senior Indebtedness of such Guarantor.

                                  ARTICLE FIVE

                              SUCCESSOR CORPORATION

Section 5.01.        WHEN COMPANY MAY MERGE, ETC.

                  The Company shall not consolidate with or merge with or into, any other corporation, or transfer all or substantially all of its assets to, any entity unless permitted by law and unless (1) the resulting, surviving or transferee entity, which shall be a corporation organized and existing under the laws of the United States or a State thereof, assumes by supplemental indenture, in a form reasonably satisfactory to the Trustee, all of the obligations of the Company under the Securities and this Indenture and (2) immediately after giving effect to, and as a result of, such transaction, no Default or Event of Default shall have occurred and be continuing. Thereafter such successor corporation or corporations shall succeed to and be substituted for the Company with the same effect as if it had been named herein as the "Company" and all such obligations of the predecessor corporation shall terminate.

                  The Company shall deliver to the Trustee prior to the consummation of the proposed transaction an Officers' Certificate to the foregoing effect and an Opinion of Counsel stating that the proposed transaction and such supplemental indenture comply with this Indenture.

                  To the extent that an Authorizing Resolution or supplemental indenture pertaining to any Series provides for different provisions relating to the subject matter of this Article Five, the provisions in such Authorizing Resolution or supplemental indenture shall govern for purposes of such Series.

                                   ARTICLE SIX

                              DEFAULTS AND REMEDIES

Section 6.01.        EVENTS OF DEFAULT.

                  An "Event of Default" on a Series occurs if, voluntarily or involuntarily, whether by operation of law or otherwise, any of the following occurs:

                   (1) the failure by the Company to pay interest on any Security of such Series when the same becomes due and payable and the continuance of any such failure for a period of 30 days (whether or not such payment is prohibited by Article Twelve or Article Thirteen hereof);

                   (2) the failure by the Company to pay the principal or premium of any Security of such Series when the same becomes due and payable at maturity, upon acceleration or otherwise (whether or not such payment is prohibited by Article Twelve or Article Thirteen hereof);

                   (3) the failure by the Company or any Restricted Subsidiary to comply with any of its agreements or covenants in, or provisions of, the Securities of such Series, the Guarantees (as they relate thereto) or this Indenture (as they relate thereto) and such failure continues for the period and after the notice specified below (except in the case of a default with respect to any Change of Control Provisions or Article Five (or any replacement provisions as contemplated by Article
         Five), which will constitute Events of Default with notice but without passage of time);

                   (4) the acceleration of any Indebtedness (other than Non-Recourse Indebtedness) of the Company or any Restricted Subsidiary in an amount of $25 million or more, individually or in the aggregate, and such acceleration does not cease to exist, or such Indebtedness is not satisfied, in either case within 30 days after such acceleration;

                   (5) the failure by the Company or any Restricted Subsidiary to make any principal or interest payment in an amount of $25 million or more, individually or in the aggregate, in respect of Indebtedness (other than Non-Recourse Indebtedness) of the Company or any Restricted Subsidiary within 30 days of such principal or interest becoming due and payable (after giving effect to any applicable grace period set forth in the documents governing such Indebtedness);

                   (6) a final judgment or judgments in an amount of $25 million or more, individually or in the aggregate, for the payment of money having been entered by a court or courts of competent jurisdiction against the Company or any of its Restricted Subsidiaries and such judgment or judgments is not satisfied, stayed, annulled or rescinded within 60 days of being entered;

                   (7) the Company or any Restricted Subsidiary that is a Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

                           (A)      commences a voluntary case,

                           (B) consents to the entry of an order for relief against it in an involuntary case,

                           (C) consents to the appointment of a Custodian of it or for all or substantially all of its property, or

                           (D) makes a general assignment for the benefit of its creditors;

                   (8) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                           (A) is for relief against the Company or any
                  Restricted Subsidiary that is a Significant Subsidiary as debtor in an involuntary case,

                           (B) appoints a Custodian of the Company or any
                  Restricted Subsidiary that is a Significant Subsidiary or a Custodian for all or substantially all of the property of the Company or any Restricted Subsidiary that is a Significant Subsidiary, or

                           (C) orders the liquidation of the Company or any
                  Restricted Subsidiary that is a Significant Subsidiary,

         and the order or decree remains unstayed and in effect for 60 days; or

                   (9) any Guarantee of a Guarantor which is a Significant Subsidiary ceases to be in full force and effect (other than in accordance with the terms of such Guarantee and this Indenture) or is declared null and void and unenforceable or found to be invalid or any Guarantor denies its liability under its Guarantee (other than by reason of release of a Guarantor from its Guarantee in accordance with the terms of this Indenture and this Guarantee).

                  A Default as described in subclause (3) above will not be deemed an Event of Default until the Trustee notifies the Company, or the Holders of at least 25 percent in principal amount of the then outstanding Securities of the applicable Series notify the Company and the Trustee, of the Default and (except in the case of a default with respect to any Change of Control Provisions or Article Five (or any replacement provisions as contemplated by Article Five)) the Company does not cure the Default within 60 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default." If such a Default is cured within such time period, it ceases.

                  The term "Custodian" means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

Section 6.02.        ACCELERATION.

                  If an Event of Default (other than an Event of Default with respect to the Company resulting from subclause (7) or (8) above), shall have occurred and be continuing under the Indenture, the Trustee by notice to the Company, or the Holders of at least 25 percent in principal amount of the Securities of the applicable Series then outstanding by notice to the Company and the Trustee, may declare all Securities of such Series to be due and payable immediately. Upon such declaration of acceleration, the amounts due and payable on the Securities of such Series will be due and payable immediately. If an Event of Default with respect to the Company specified in subclause (7) or (8) above occurs, all amounts due and payable on the Securities of such Series will IPSO FACTO become and be immediately due and payable without any declaration, notice or other act on the part of the Trustee and the Company or any Holder. The Holders of a majority in principal amount of the Securities of such Series then outstanding by written notice to the Trustee and the Company may waive any Default or Event of Default (other than any Default or Event of Default in payment of principal or interest) with respect to such Series of Securities under the Indenture. Holders of a majority in principal amount of the then outstanding Securities of such Series may rescind an acceleration with respect to such Series and its consequence (except an acceleration due to nonpayment of principal or interest on the Securities of such Series) if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived.

                  No such rescission shall extend to or shall affect any subsequent Event of Default, or shall impair any right or power consequent thereon.

Section 6.03.        OTHER REMEDIES.

                  If an Event of Default on a Series occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of or interest on the Series or to enforce the performance of any provision in the Securities or this Indenture applicable to the Series.

                  The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

Section 6.04.        WAIVER OF EXISTING DEFAULTS.

                  Subject to Section 10.02, the Holders of a majority in principal amount of the outstanding Securities of a Series on behalf of all the Holders of the Series by notice to the

Trustee may waive an existing Default on such Series and its consequences. When a Default is waived, it is cured and stops continuing, and any Event of Default arising therefrom shall be deemed to have been cured; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

Section 6.05.        CONTROL BY MAJORITY.

                  The Holders of a majority in principal amount of the outstanding Securities of a Series may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it with respect to such Series. The Trustee, however, may refuse to follow any direction (i) that conflicts with law or this Indenture, (ii) that, subject to Section 7.01, the Trustee determines is unduly prejudicial to the rights of other Securityholders, (iii) that would involve the Trustee in personal liability or (iv) if the Trustee shall not have been provided with indemnity satisfactory to it.

Section 6.06.        LIMITATION ON SUITS.

                  A Securityholder of a Series may not pursue any remedy with respect to this Indenture or the Series unless:

                   (1) the Holder gives to the Trustee written notice of a continuing Event of Default on the Series;

                   (2) the Holders of at least a majority in principal amount of the outstanding Securities of the Series make a written request to the Trustee to pursue the remedy;

                   (3) such Holder or Holders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

                   (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

                   (5) no written request inconsistent with such written request shall have been given to the Trustee pursuant to this Section 6.06.

                  A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another Securityholder.

Section 6.07.        RIGHTS OF HOLDERS TO RECEIVE PAYMENT.

                  Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of and interest on the Security, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, is absolute and unconditional and shall not be impaired or affected without the consent of the Holder.

Section 6.08.        COLLECTION SUIT BY TRUSTEE.

                  If an Event of Default in payment of interest or principal specified in Section 6.01(1) or (2) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal and interest remaining unpaid.

Section 6.09.        TRUSTEE MAY FILE PROOFS OF CLAIM.

                  The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements, and advances of the Trustee, its agents and counsel) and the Securityholders allowed in any judicial proceedings relative to the Company, its creditors or its property, and unless prohibited by applicable law or regulation, may vote on behalf of the Holders in any election of a Custodian, and shall be entitled and empowered to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same and any Custodian in any such judicial proceeding is hereby authorized by each Securityholder to make such payments to the Trustee. Nothing herein shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder or to authorize the Trustee to vote in respect of the claim of any Securityholder except as aforesaid for the election of the Custodian.

Section 6.10.        PRIORITIES.

                  If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

                  FIRST:  to the Trustee for amounts due under Section 7.07;

                  SECOND: to Securityholders of the Series for amounts due and unpaid on the Series for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Series for principal and interest, respectively; and

                  THIRD: to the Company or the Guarantors as their interests may appear.

                  The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section 6.10.

Section 6.11.        UNDERTAKING FOR COSTS.

                  In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having the due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07 or a suit by Holders of more than 10% in principal amount of the Series.


                                  ARTICLE SEVEN

                                     TRUSTEE

Section 7.01.        DUTIES OF TRUSTEE.

                  (a) If an Event of Default has occurred and is continuing, the Trustee shall, prior to the receipt of directions from the Holders of a majority in principal amount of the Securities, exercise its rights and powers and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (b) Except during the continuance of an Event of Default:

                   (1) The Trustee need perform only those duties that are specifically set forth in this Indenture and no others and no implied covenants or obligations shall be read into this Indenture against the Trustee.

                   (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. The Trustee, however, shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture but need not confirm or investigate the accuracy of mathematical calculations or other facts or matters stated therein.

                  (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                   (1) This paragraph does not limit the effect of paragraph (b) of this Section.

                   (2) The Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

                   (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05 or any other direction of the Holders permitted hereunder.

                  (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section.

                  (e) The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

                  (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

                  (g) None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.

Section 7.02.        RIGHTS OF TRUSTEE.

                  Subject to Section 7.01:

                  (a) The Trustee may rely and shall be protected in acting or refraining from acting on any document, resolution, certificate, instrument, report, or direction believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document, resolution, certificate, instrument, report, or direction.

                  (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel or both, which shall conform to Sections 11.04 and 11.05 hereof and containing such other statements as the Trustee reasonably deems necessary to perform its duties hereunder. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officers' Certificate, Opinion of Counsel or any other direction of the Company permitted hereunder.

                  (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                  (d) The Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

                  (e) The Trustee may consult with counsel, and the written advice of such counsel or any Opinion of Counsel as to matters of law shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

                  (f) Unless otherwise specifically provided in the Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer of the Company.

                  (g) For all purposes under this Indenture, the Trustee shall not be deemed to have notice or knowledge of any Event of Default (other than under Section 6.01(1) or 6.01(2)) unless a Trust Officer assigned to and working in the Trustee's corporate trust office has actual knowledge thereof or unless written notice of any Event of Default is received by the Trustee at its address specified in Section
         11.02 hereof and such notice references the Securities generally, the Company or this Indenture.

Section 7.03.        INDIVIDUAL RIGHTS OF TRUSTEE.

                  The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. The Trustee, however, must comply with Sections 7.10 and 7.11.

Section 7.04.        TRUSTEE'S DISCLAIMER.

                  The Trustee makes no representation as to the validity or adequacy of this Indenture, the Securities or of any prospectus used to sell the Securities; it shall not be accountable for the Company's use of the proceeds from the Securities; it shall not be accountable for any money paid to the Company, or upon the Company's direction, if made under and in accordance with any provision of this Indenture; it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee; and it shall not be responsible for any statement of the Company in this Indenture or in the Securities other than its certificate of authentication.

Section 7.05.        NOTICE OF DEFAULTS.

                  If a Default on a Series occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Securityholder of the Series notice of the Default (which shall specify any uncured Default known to it) within 90 days after it occurs. Except in the case of a default in payment of principal of or interest on a Series or a failure to comply with any Change of Control Provisions, the Trustee may withhold the notice if and so long as the board of directors of the Trustee, the executive or any trust committee of such directors and/or responsible officers of the Trustee in good faith determine(s) that withholding the notice is in the interests of Holders of the Series.

Section 7.06.        REPORTS BY TRUSTEE TO HOLDERS.

                  Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, the Trustee shall mail to each Securityholder a brief report dated as of such May 15 that complies with TIA
Section 313(a) (but if no event described in TIA Section 313(a) has occurred within the twelve months preceding the reporting date no report need be transmitted). The Trustee also shall comply with TIA Section 313(b).

                  A copy of each report at the time of its mailing to Securityholders shall be delivered to the Company and filed by the Trustee with the SEC and each national securities exchange on which the Securities are listed. The Company agrees to notify the Trustee of each national securities exchange on which the Securities are listed.

Section 7.07.        COMPENSATION AND INDEMNITY.

                  The Company shall pay to the Trustee or predecessor trustee from time to time reasonable compensation for their respective services subject to any written agreement between the Trustee and the Company. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred by it. Such expenses shall include the reasonable compensation and expenses of the Trustee's agents and counsel. The Company shall indemnify the Trustee and each predecessor trustee, its officers, directors, employees and agents and hold it harmless against any loss, liability or expense incurred or made by or on behalf of it in connection with the administration of this Indenture or the trust hereunder and its duties hereunder including the costs and expenses of defending itself against or investigating any claim in the premises. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through the Trustee's or its officers', directors', employees' or agents' negligence or bad faith.

                  To ensure the Company's payment obligations in this Section, the Trustee shall have a claim prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay principal of or interest on particular Securities. When the

Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 6.01 or in connection with Article Six hereof, the expenses (including the reasonable fees and expenses of its counsel) and the compensation for services in connection therewith are to constitute expenses of administration under any bankruptcy law.

Section 7.08.        REPLACEMENT OF TRUSTEE.

                  The Trustee may resign by so notifying the Company. The Holders of a majority in principal amount of the outstanding Securities may remove the Trustee by so notifying the removed Trustee in writing and may appoint a successor trustee with the Company's consent. Such resignation or removal shall not take effect until the appointment by the Securityholders or the Company as hereinafter provided of a successor trustee and the acceptance of such appointment by such successor trustee. The Company may remove the Trustee and any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee for any or no reason, including if:

                   (1) the Trustee fails to comply with Section 7.10 after written request by the Company or any bona fide Securityholder who has been a Securityholder for at least six months;

                   (2)     the Trustee is adjudged a bankrupt or an insolvent;

                   (3) a receiver or other public officer takes charge of the Trustee or its property; or

                   (4) the Trustee becomes incapable of acting.

                  If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor trustee. If a successor trustee does not take office within 45 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or any Holder may petition any court of competent jurisdiction for the appointment of a successor trustee.

                  A successor trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after that, the retiring Trustee shall transfer all property held by it as Trustee to the successor trustee, the resignation or removal of the retiring Trustee shall become effective, and the successor trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor trustee shall mail notice of its succession to each Securityholder.

Section 7.09.        SUCCESSOR TRUSTEE BY MERGER, ETC.

                  If the Trustee consolidates with, merges with or into or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor trustee.

Section 7.10.        ELIGIBILITY; DISQUALIFICATION.

                  This Indenture shall always have a Trustee who satisfies the requirements of TIA Section 310(a)(1). The Trustee shall have a combined capital and surplus of at least $10,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA
Section 310(b).

Section 7.11.        PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

                  The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.


                                  ARTICLE EIGHT

                             DISCHARGE OF INDENTURE

Section 8.01.        DEFEASANCE UPON DEPOSIT OF MONEYS OR U.S. GOVERNMENT
                     OBLIGATIONS.

                  (a) The Company may, at its option and, subject to the provisions of Article Twelve and Article Thirteen hereof, at any time, elect to have either paragraph (b) or paragraph (c) below be applied to the outstanding Securities of any Series upon compliance with the applicable conditions set forth in paragraph (d).

                  (b) Upon the Company's exercise under paragraph (a) of the option applicable to this paragraph (b), the Company and the Guarantors shall be deemed to have been released and discharged from their respective obligations with respect to the outstanding Securities of a Series on the date the applicable conditions set forth below are satisfied (hereinafter, "Legal Defeasance"). For this purpose, such Legal Defeasance means that the Company shall be deemed to have paid and discharged the entire Indebtedness represented by the outstanding Securities of a Series, which shall thereafter be deemed to be "outstanding" only for the purposes of the Sections and matters under this Indenture referred to in (i) and (ii) below, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned, except for the following which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of outstanding Securities of a Series to receive solely from the trust fund described in paragraph (d) below and as more fully set forth in such paragraph, payments in respect of the principal of and interest on such Securities when such payments are due and (ii) obligations listed in Section 8.02, subject to compliance with this Section 8.01. The Company may exercise its option under this paragraph (b) notwithstanding the prior exercise of its option under paragraph (c) below with respect to such Securities.

                  (c) Upon the Company's exercise under paragraph (a) of the option applicable to this paragraph (c), the Company and the Guarantors shall be released and discharged from the obligations under any covenant contained in Article Five, Section 4.05 and any other covenant contained in the Authorizing Resolution or supplemental indenture relating to such Series to the extent provided for therein, on and after the date the conditions set forth below are satisfied (hereinafter, "Covenant Defeasance"), and the Securities of such Series shall thereafter be deemed to be not "outstanding" for the purpose of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder. For this purpose, such Covenant Defeasance means that, with respect to the outstanding Securities of a Series, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 6.01(3), but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.

                  (d) The following shall be the conditions to application of either paragraph (b) or paragraph (c) above to the outstanding Securities of the applicable Series:

                   (1) The Company shall have irrevocably deposited in trust with the Trustee, pursuant to an irrevocable trust and security agreement in form and substance reasonably satisfactory to the Trustee, money in U.S. dollars or U.S. government obligations or a combination thereof in such amounts and at such times as are sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of and interest on the outstanding Securities of such Series to maturity or redemption; PROVIDED, HOWEVER, that the Trustee (or other qualifying trustee) shall have received an irrevocable written order from the Company instructing the Trustee (or other qualifying trustee) to apply such money or the proceeds of such U.S. government obligations to said payments with respect to the Securities of such Series to maturity or redemption;

                   (2) No Default or Event of Default shall have occurred and be continuing on the date of such deposit;

                   (3) Such deposit will not result in a Default under this Indenture or a breach or violation of, or constitute a default under, any other material instrument or agreement to which the Company or any of any of their Subsidiaries is a party or by which it or any of their property is bound;

                   (4) (i) In the event the Company elects paragraph (b) hereof, the Company shall deliver to the Trustee an Opinion of Counsel in the United States, in form and substance reasonably satisfactory to the Trustee, to the effect that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the Issue Date pertaining to such Series, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall state that, or
         (ii) in the event the Company elects paragraph (c) hereof, the Company shall deliver to the Trustee an Opinion of Counsel in the United States, in form and substance reasonably satisfactory to the Trustee, to the effect that, in the case of clauses (i) and (ii), Holders of the Securities of such Series will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and the defeasance contemplated hereby and will be subject to federal income tax in the same amounts and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred;

                   (5) The Company shall have delivered to the Trustee an Officers' Certificate, stating that the deposit under clause (1) was not made by the Company with the intent of preferring the Holders of the Securities of such Series over any other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding any other creditors of the Company or others;

                   (6) The Company shall have delivered to the Trustee an Opinion of Counsel, reasonably satisfactory to the Trustee, to the effect that, (A) the trust funds will not be subject to the rights of Holders of Indebtedness of the Company other than the Securities of such Series and (B) assuming no intervening bankruptcy of the Company between the date of deposit and the 91st day following the deposit and that no Holder of Securities of such Series is an insider of the Company, after the 91st day following the deposit, the trust funds will not be subject to any applicable bankruptcy, insolvency, reorganization or similar law affecting creditors' rights generally; and

                   (7) The Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent specified herein relating to the defeasance contemplated by this Section 8.01 have been complied with.

                  In the event all or any portion of the Securities of a Series are to be redeemed through such irrevocable trust, the Company must make arrangements satisfactory to the Trustee, at the time of such deposit, for the giving of the notice of such redemption or redemptions by the Trustee in the name and at the expense of the Company.

                  (e) In addition to the Company's rights above under this
Section 8.01, the Company may terminate all of its obligations under this Indenture with respect to a Series, and the obligations of the Guarantors shall terminate with respect to such Series (subject to Section 8.02), when:

                   (1) All Securities of such Series theretofore authenticated and delivered (other than Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.07 and Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust) have been delivered to the Trustee for cancellation or all such Securities not theretofore delivered to the Trustee for cancellation have become due and payable and the Company has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust solely for that purpose an amount of money sufficient to pay and discharge the entire Indebtedness on the Securities not theretofore delivered to the Trustee for cancellation, for principal of and interest;

                   (2) The Company has paid or caused to be paid all other sums payable hereunder by the Company;

                   (3) The Company has delivered irrevocable instructions to the Trustee to apply the deposited money toward the payment of the Securities at maturity or redemption, as the case may be; and

                   (4) The Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, stating that all conditions precedent specified herein relating to the satisfaction and discharge of this Indenture have been complied with.

Section 8.02.        SURVIVAL OF THE COMPANY'S OBLIGATIONS.

                  Notwithstanding the satisfaction and discharge of this Indenture under Section 8.01, the Company's obligations in paragraph 9 of the Securities and Sections 2.03 through 2.07, 4.01, 7.07, 7.08, 8.04 and 8.05, however, shall survive until the Securities of an applicable Series are no longer outstanding. Thereafter, the Company's obligations in paragraph 9 of the Securities of such Series and Sections 7.07, 8.04 and 8.05 shall survive (as they relate to such Series).

Section 8.03.        APPLICATION OF TRUST MONEY.

                  The Trustee shall hold in trust money or U.S. government obligations deposited with it pursuant to Section 8.01. It shall apply the deposited money and the money from U.S. government obligations in accordance with this Indenture to the payment of principal of and interest on the Securities of the defeased Series.

Section 8.04.        REPAYMENT TO THE COMPANY.

                  The Trustee and the Paying Agent shall promptly pay to the Company upon request any excess money or securities held by them at any time. The Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal or interest that remains unclaimed for two years; PROVIDED, HOWEVER, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once in a newspaper of general circulation in the City of New York or mail to each such Holder notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company. After payment to the Company, Securityholders entitled to the money must look to the Company or any Guarantor for payment as general creditors unless applicable abandoned property law designates another person and all liability of the Trustee or such Paying Agent with respect to such money shall cease.

Section 8.05.        REINSTATEMENT.

                  If the Trustee is unable to apply any money or U.S. government obligations in accordance with Section 8.01 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's and each Guarantor's obligations under this Indenture and the Securities relating to the Series shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.01 until such time as the Trustee is permitted to apply all such money or U.S. government obligations in accordance with Section 8.01; PROVIDED, HOWEVER, that (a) if the Company has made any payment of interest on or principal of any Securities of the Series because of the reinstatement of their obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. government obligations held by the Trustee and (b) unless otherwise required by any legal proceeding or any order or judgment of any court or governmental authority, the Trustee shall return all such money or U.S. government obligations to the Company promptly after receiving a written request therefor at any time, if such reinstatement of the Company's obligations has occurred and continue to be in effect.

                                  ARTICLE NINE

                                   GUARANTEES

Section 9.01.        UNCONDITIONAL GUARANTEES.

                  Subject to any other provisions set forth in the Authorizing Resolution or supplemental indenture relating to a particular Series, each Guarantor hereby unconditionally, jointly and severally, guarantees (each such guarantee to be referred to herein as the

"Guarantee") to each Holder of Securities of such Series authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, that: (i) the principal of and interest on the Securities of such Series will be promptly paid in full when due, subject to any applicable grace period, whether at maturity, by acceleration or otherwise and interest on the overdue principal, if any, and interest on any interest of the Securities of such Series and all other obligations of the Company to the Holders or the Trustee hereunder or thereunder, except obligations to pay principal and interest in any other Series not so guaranteed, will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (ii) in case of any extension of time of payment or renewal of any Securities of such Series or of any such other obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, subject to any applicable grace period, whether at stated maturity, by acceleration or otherwise, subject, however, in the case of clauses (i) and (ii) above, to the limitations set forth in Section 9.04. Each Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Securities of such Series or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Securities of such Series with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that, subject to Section 9.03, this Guarantee will not be discharged except by complete performance of the obligations contained in the Securities of the applicable Series, this Indenture and in this Guarantee. If any Holder or the Trustee is required by any court or otherwise to return to the Company, any Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to the Company or any Guarantor, any amount paid by the Company or any Guarantor to the Trustee or such Holder, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. Each Guarantor further agrees that, as between each Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Six for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any acceleration of such obligations as provided in Article Six, such obligations (whether or not due and payable) shall forthwith become due and payable by each Guarantor for the purpose of this Guarantee.

Section 9.02.        SEVERABILITY.

                  In case any provision of this Guarantee shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 9.03.        RELEASE OF A GUARANTOR.

                  Upon the sale or disposition (whether by merger, stock purchase, asset sale or otherwise) of a Guarantor (or all or substantially all its assets) to a Person which is not a Restricted Subsidiary and which sale or disposition is otherwise in compliance with the terms of this Indenture, or, unless the Company elects otherwise, if any Guarantor is designated as an Unrestricted Subsidiary in accordance with the terms of this Indenture, then such Guarantor (in the event of a sale or other disposition of Capital Stock of such Guarantor or a designation as an Unrestricted Subsidiary) or the Person acquiring such assets (in the event of a sale or other disposition of all or substantially all of the assets of such Guarantor) shall be deemed automatically and unconditionally released and discharged from all obligations under this Article Nine without any further action required on the part of the Trustee or any Holder.

                  An Unrestricted Subsidiary that is a Guarantor shall be deemed automatically and unconditionally released and discharged from all obligations under this Article Nine upon notice from the Company to the Trustee to such effect, without any further action required on the part of the Trustee or any Holder.

                  The Trustee shall deliver an appropriate instrument evidencing any such release upon receipt of a request by the Company accompanied by an Officers' Certificate and Opinion of Counsel certifying as to the compliance with this Section 9.03.

                  Any Guarantor not released in accordance with this Section
9.03 remains liable for the full amount of principal of and interest on the Securities as provided in this Article Nine.

Section 9.04.        LIMITATION OF A GUARANTOR'S LIABILITY.

                  Each Guarantor and by its acceptance hereof each Holder hereby confirms that it is the intention of all such parties that the guarantee by such Guarantor pursuant to its Guarantee not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar Federal or state law. To effectuate the foregoing intention, the Holders and such Guarantor hereby irrevocably agree that the obligations of such Guarantor under the Guarantee shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Guarantee or pursuant to Section 9.06, result in the obligations of such Guarantor under the Guarantee not constituting such fraudulent transfer or conveyance.

Section 9.05.        GUARANTORS MAY CONSOLIDATE, ETC., ON CERTAIN TERMS.

                  Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of a Guarantor with or into the Company or another Restricted Subsidiary, or shall prevent any sale of assets or conveyance of the property of a Guarantor as an entirety or substantially as an entirety to the Company or another Guarantor that is a Restricted Subsidiary of the Company. Upon any such consolidation, merger, sale or conveyance, the Guarantee given by such Guarantor shall no longer have any force or effect.

Section 9.06.        CONTRIBUTION.

                  In order to provide for just and equitable contribution among the Guarantors, the Guarantors agree, INTER SE, that in the event any payment or distribution is made by any Guarantor (a "Funding Guarantor") under the Guarantee, such Funding Guarantor shall be entitled to a contribution from all other Guarantors in a PRO RATA amount based on the Adjusted Net Assets of each Guarantor (including the Funding Guarantor) for all payments, damages and expenses incurred by that Funding Guarantor in discharging the Company's obligations with respect to any Securities or any other Guarantor's obligations with respect to the Guarantee. "Adjusted Net Assets" of such Guarantor at any date shall mean the lesser of the amount by which (x) the fair value of the property of such Guarantor exceeds the total amount of liabilities, including, without limitation, contingent liabilities (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date and after giving effect to any collection from any other Subsidiary of the Guarantor in respect of the obligations of its Guarantee), but excluding liabilities under the Guarantee, of such Guarantor at such date and (y) the present fair salable value of the assets of such Guarantor at such date exceeds the amount that will be required to pay the probable liability of such Guarantor on its debts (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date and after giving effect to any collection from any other Subsidiary of the Company in respect of the obligations of such Guarantor under its Guarantee), excluding debt in respect of the Guarantee of such Guarantor, as they become absolute and matured.

Section 9.07.        WAIVER OF SUBROGATION.

                  Until all guaranteed obligations under this Indenture and with respect to all Securities of an applicable Series are paid in full, each Guarantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against the Company that arise from the existence, payment, performance or enforcement of such Guarantor's obligations under the Guarantee and this Indenture, including, without limitation, any right of subrogation, reimbursement, exoneration, indemnification, and any right to participate in any claim or remedy of any Holder of Securities of the applicable Series against the Company, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to any Guarantor in violation of the preceding sentence and the Securities of the applicable Series shall not have been paid in full, such amount shall have been deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the Holders of the Securities of the applicable Series, and shall forthwith be paid to the Trustee for the benefit of such Holders to be credited and applied upon the Securities of the applicable Series, whether matured or unmatured, in accordance with the terms of this Indenture. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Indenture and that the waiver set forth in this Section
9.07 is knowingly made in contemplation of such benefits.

Section 9.08.        EXECUTION OF GUARANTEE.

                  To evidence their guarantee to the Holders set forth in this Article Nine, the Guarantors hereby agree to execute the Guarantee in substantially the form included in Exhibit A or in any such other form set forth in the Authorizing Resolution or supplemental indenture pertaining to the applicable Series, which shall be endorsed on each Security ordered to be authenticated and delivered by the Trustee. Each Guarantor hereby agrees that its Guarantee set forth in this Article Nine shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation of such Guarantee. Each such Guarantee shall be signed on behalf of each Guarantor by two Officers, or an Officer and an Assistant Secretary or one Officer shall sign and one Officer or an Assistant Secretary (each of whom shall, in each case, have been duly authorized by all requisite corporate actions) shall attest to such Guarantee prior to the authentication of the Security on which it is endorsed, and the delivery of such Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of such Guarantee on behalf of such Guarantor. Such signatures upon the Guarantee may be by manual or facsimile signature of such officers and may be imprinted or otherwise reproduced on the Guarantee, and in case any such officer who shall have signed the Guarantee shall cease to be such officer before the Security on which such Guarantee is endorsed shall have been authenticated and delivered by the Trustee or disposed of by the Company, such Security nevertheless may be authenticated and delivered or disposed of as though the person who signed the Guarantee had not ceased to be such officer of the Guarantor.

                                   ARTICLE TEN

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

Section 10.01.       WITHOUT CONSENT OF HOLDERS.

                  The Company, the Guarantors and the Trustee may amend or supplement this Indenture or the Securities of a Series without notice to or consent of any Securityholder of such Series:

                   (1) to cure any ambiguity, omission, defect or inconsistency;

                   (2)     to comply with Article Five;

                   (3) to provide that specific provisions of this Indenture shall not apply to a Series not previously issued;

                   (4)     to create a Series and establish its terms;

                   (5) to provide for uncertificated Securities in addition to or in place of certificated Securities;

                   (6) to make any other change that does not adversely affect the rights of Securityholders; and

                   (7) to remove a Guarantor in respect of any Series which, in accordance with the terms of this Indenture applicable to the particular Series, ceases to be liable in respect of its Guarantee.

                  After an amendment under this Section 10.01 becomes effective, the Company shall mail notice of such amendment to the Securityholders.

Section 10.02.       WITH CONSENT OF HOLDERS.

                  The Company, the Guarantors and the Trustee may amend or supplement this Indenture or the Securities of a Series without notice to any Securityholder of such Series but with the written consent of the Holders of at least a majority in principal amount of the outstanding Securities of each such Series affected by the amendment. Each such Series shall vote as a separate class. The Holders of a majority in principal amount of the outstanding Securities of any Series may waive compliance by the Company with any provision of the Securities of such Series or of this Indenture relating to such Series without notice to any Securityholder. Without the consent of each Securityholder of a Series affected, however, an amendment, supplement or waiver, including a waiver pursuant to Section 6.04, may not:

                   (1) reduce the amount of Securities of such Series whose Holders must consent to an amendment, supplement or waiver;

                   (2) reduce the rate of or change the time for payment of interest, including defaulted interest, on any Security;

                   (3) reduce the principal of or change the fixed maturity of any Security or alter the provisions (including related definitions) with respect to redemption of Securities pursuant to Article Three hereof or with respect to any obligations on the part of the Company to offer to purchase or to redeem Securities of a Series pursuant to the Authorizing Resolution or supplemental indenture pertaining to such Series;

                   (4) modify the ranking or priority of the Securities of any Series or the Guarantee thereof or amend or modify the definition of Senior Indebtedness and Guarantor Senior Indebtedness or amend or modify Article Twelve or Article Thirteen in any manner adverse to the holders of the Notes;

                   (5) release any Guarantor from any of its obligations under its Guarantee or this Indenture otherwise than in accordance with the terms of this Indenture;

                   (6) make any change in Sections 6.04, 6.07 or this Section 10.02;

                   (7) waive a continuing Default or Event of Default in the payment of the principal of or interest on any Security; or

                   (8) make any Security payable at a place or in money other than that stated in the Security, or impair the right of any Securityholder to bring suit as permitted by Section 6.07.

                  An amendment of a provision included solely for the benefit of one or more Series does not affect the interests of Securityholders of any other Series.

                  It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed supplement, but it shall be sufficient if such consent approves the substance thereof.

Section 10.03.       COMPLIANCE WITH TRUST INDENTURE ACT.

                  Every amendment to or supplement of this Indenture or the Securities shall comply with the TIA as then in effect.

Section 10.04.       REVOCATION AND EFFECT OF CONSENTS.

                  A consent to an amendment, supplement or waiver by a Holder shall bind the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. Subject to the following paragraph, any such Holder or subsequent Holder, however, may revoke the consent as to his Security or portion of a Security. Such revocation shall be effective only if the Trustee receives the notice of revocation before the date the amendment, supplement or waiver becomes effective.

                  The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders of Securities of any Series entitled to consent to any amendment, supplement or waiver, which record date shall be at least 10 days prior to the first solicitation of such consent. If a record date is fixed, then notwithstanding the last sentence of the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

                  After an amendment, supplement or waiver becomes effective, it shall bind every Holder, unless it makes a change described in any of clauses
(1) through (8) of Section 10.02, in which case, the amendment, supplement or waiver shall bind only each Holder of a Security who has consented to it and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security; PROVIDED that any such waiver shall not impair or affect the right of any Holder to receive payment of principal of and interest on a Security, on or after the respective due dates expressed in such Security, or to bring suit for the enforcement of any such payment on or after such respective dates without the consent of such Holder.

Section 10.05.       NOTATION ON OR EXCHANGE OF SECURITIES.

                  If an amendment, supplement or waiver changes the terms of a Security, the Company may require the Holder of the Security to deliver it to the Trustee, at which time the Trustee shall place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms.

Section 10.06.       TRUSTEE TO SIGN AMENDMENTS, ETC.

                  Subject to Section 7.02(b), the Trustee shall sign any amendment, supplement or waiver authorized pursuant to this Article if the amendment, supplement or waiver does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may but need not sign it. In signing or refusing to sign such amendment or supplemental indenture, the Trustee shall be entitled to receive and shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel as conclusive evidence that such amendment or supplemental indenture is authorized or permitted by this Indenture, that it is not inconsistent herewith, and that it will be valid and binding upon the Company in accordance with its terms.

                                 ARTICLE ELEVEN

                                  MISCELLANEOUS

Section 11.01.       TRUST INDENTURE ACT CONTROLS.

                  If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

Section 11.02.       NOTICES.

                  Any order, consent, notice or communication shall be sufficiently given if in writing and delivered in person or mailed by first class mail, postage prepaid, addressed as follows:

                  if to the Company or to any Guarantor:

                           D.R. Horton, Inc.
                           1901 Ascension Blvd., Suite 100
                           Arlington, Texas  76006

                           Attention:  Chief Financial Officer

                  if to the Trustee:

                           American Stock Transfer & Trust Company
                           40 Wall Street
                           New York, NY  10005
                           Attention:  Corporate Trust Administration

                  The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

                  Any notice or communication mailed to a Securityholder shall be mailed to him by first class mail at his address as it appears on the registration books of the Registrar and shall be sufficiently given to him if so mailed within the time prescribed.

                  Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it except that notice to the Trustee shall only be effective upon receipt thereof by the Trustee.

                  If the Company mails notice or communications to the Securityholders, it shall mail a copy to the Trustee at the same time.

Section 11.03.       COMMUNICATIONS BY HOLDERS WITH OTHER HOLDERS.

                  Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

Section 11.04.       CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

                  Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the
Trustee:

                   (1) an Officers' Certificate (which shall include the statements set forth in Section 11.05) stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                   (2) an Opinion of Counsel (which shall include the statements set forth in Section 11.05) stating that, in the opinion of such counsel, all such conditions precedent and covenants, compliance with which constitutes a condition precedent, if any, provided for in this Indenture relating to the proposed action or inaction, have been complied with and that any such section does not conflict with the terms of this Indenture.

Section 11.05.       STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.

                  Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                   (1) a statement that the person making such certificate or opinion has read such covenant or condition;

                   (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                   (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                   (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

Section 11.06.       RULES BY TRUSTEE AND AGENTS.

                  The Trustee may make reasonable rules for action by or a meeting of Securityholders. The Registrar or Paying Agent may make reasonable rules for its functions.

Section 11.07.       LEGAL HOLIDAYS.

                  A "Legal Holiday" is a Saturday, a Sunday, a legal holiday or a day on which banking institutions in Fort Worth, Texas and New York, New York are not required to be open. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period. A "Business Day" is any day other than a Legal Holiday.

Section 11.08.       GOVERNING LAW.

                  The laws of the State of New York shall govern this Indenture, the Securities of each Series and the Guarantees.

Section 11.09.       NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.

                  This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or a Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

Section 11.10.       NO RECOURSE AGAINST OTHERS.

                  All liability described in paragraph 13 of the Securities of any director, officer, employee or stockholder, as such, of the Company is waived and released.

Section 11.11.       SUCCESSORS AND ASSIGNS.

                  All covenants and agreements of the Company in this Indenture and the Securities shall bind its successors and assigns. All agreements of the Trustee in this Indenture shall bind its successors and assigns.

Section 11.12.       DUPLICATE ORIGINALS.

                  The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

Section 11.13.       SEVERABILITY.

                  In case any one or more of the provisions contained in this Indenture or in the Securities of a Series shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Indenture or of such Securities.

                                 ARTICLE TWELVE

                           SUBORDINATION OF SECURITIES

Section 12.01.       SECURITIES SUBORDINATED TO SENIOR INDEBTEDNESS.

                  The Company covenants and agrees, and the Trustee and each Holder of the Securities by his acceptance thereof likewise covenant and agree, that all Securities shall be issued subject to the provisions of this Article Twelve; and each person holding any Security, whether upon original issue or upon transfer, assignment or exchange thereof, accepts and agrees that all payments of the principal of and interest on the Securities by the Company shall, to the extent and in the manner set forth in this Article Twelve, be subordinated and junior in right of payment to the prior payment in full in cash of all Senior Indebtedness, whether outstanding on the date of this Indenture or thereafter incurred.

Section 12.02.       NO PAYMENT ON SECURITIES IN CERTAIN CIRCUMSTANCES.

                  (a) No direct or indirect payment (excluding any payment or distribution of Permitted Junior Securities) by or on behalf of the Company of principal of or interest on or to purchase, redeem or defease the Securities, (except from those funds held in trust for the benefit of Holders of any Securities) pursuant to the procedures set forth in Article Eight hereof, whether pursuant to the terms of the Securities, upon acceleration or otherwise, shall be made if, at the time of such payment, there exists a default in the payment of all or any portion of the obligations on any Senior Indebtedness, whether at maturity, on account of mandatory redemption or prepayment or purchase, acceleration or otherwise, that continues beyond any applicable period of grace, and such default shall not have been cured or waived or the benefits of this sentence waived by or on behalf of the holders of such Senior Indebtedness. In addition, during the continuance of any non-payment event of default with respect to any Designated Senior Indebtedness pursuant to which the maturity thereof may be immediately accelerated, and upon receipt by the Trustee of written notice (a "Payment Blockage Notice") from the holder or holders of such Designated Senior Indebtedness or the trustee or agent acting on behalf of such Designated Senior Indebtedness, then, unless and until such event of default has been cured or waived or has ceased to exist or such Designated Senior Indebtedness has been discharged or repaid in full in cash or the benefits of these provisions have been waived by the holders of such Designated Senior Indebtedness, no direct or indirect payment (excluding any payment or distribution of Permitted Junior Securities) shall be made by or on behalf of the Company of principal of, or interest on or to purchase, redeem or defease the Securities, except from those funds held in trust for the benefit of Holders of any Securities pursuant to the procedures set forth in Article Eight hereof, during a period (a "Payment Blockage Period") commencing on the date of receipt of such notice by the Trustee and ending 179 days thereafter, unless the maturity of such Designated Senior Indebtedness is theretofore accelerated.

                  Notwithstanding anything in this subordination provision or in the Securities to the contrary, (x) in no event shall a Payment Blockage Period extend beyond 179 days from the date the Payment Blockage Notice in respect thereof was given, (y) there shall be a period of at least 181 consecutive days in each 360-day period when no Payment Blockage Period is in effect and (z) not more than one Payment Blockage Period may be commenced with respect to the Securities during any period of 360 consecutive days. However, if the Payment Blockage Notice is not given on behalf of creditors under a Credit Facility, a representative of such creditors may, subject to the limitations set forth in clause (y) of the preceding sentence, give one additional notice during the Payment Blockage Period. No non-payment event of default that existed or was continuing on the date of commencement of any Payment Blockage Period with respect to the Designated Senior Indebtedness initiating such Payment Blockage Period may be, or be made, the basis for the commencement of any other Payment Blockage Period by the holder or holders of such Designated Senior Indebtedness or the trustee or agent acting on behalf of such Designated Senior Indebtedness, whether or not within a period of 360 consecutive days, unless such event of default has been cured or waived for a period of not less than 90 consecutive days.

                  (b) In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee or any Holder when such payment is prohibited by Section 12.02(a), such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness (PRO rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders) or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, but only to the extent that, upon notice from the Trustee to the holders of Senior Indebtedness that such prohibited payment has been made, the holders of the Senior Indebtedness (or their representative or representatives or a trustee) notify the Trustee in writing of the amounts then due and owing on the Senior Indebtedness, if any, and only the amounts specified in such notice to the Trustee shall be paid to the holders of Senior Indebtedness.

Section 12.03.       PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC.

                  (a) Upon any payment or distribution of assets or securities of the Company of any kind or character, whether in cash, property or securities (excluding any payment or distribution of Permitted Junior Securities), upon any dissolution or winding up or liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all Senior Indebtedness will first be paid in full in cash before the Holders of the Securities or the Trustee on behalf of such Holders will be entitled to receive any payment by the Company of the principal of or interest on the Securities, or any payment by the Company to acquire any of the Securities for cash, property or securities, or any distribution with respect to the Securities of any cash, property or securities (excluding any payment or distribution of Permitted Junior Securities). Before any payment may be made by, or on behalf of, the Company of the principal of, or interest on the Securities upon any such dissolution or winding up or liquidation or reorganization, any payment or distribution of assets or securities of the Company of any kind or character, whether in cash, property or securities (excluding any payment or distribution of Permitted Junior Securities), to which the Holders of the Securities or the Trustee on their behalf would be entitled, but for the subordination provisions of this Indenture, will be made by the Company or by any receiver, trustee in bankruptcy, liquidation trustee, agent or other Person making such payment or distribution, directly to the holders of the Senior Indebtedness (PRO RATA to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders) or their representatives or to the trustee or trustees or agent or agents under any agreement or indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all such Senior Indebtedness in full in cash after giving effect to any prior or concurrent payment, distribution or provision therefor to or for the holders of such Senior Indebtedness.

                  (b) In the event that, notwithstanding the foregoing provision prohibiting such payment or distribution, any payment or distribution of assets or securities of the Company of any kind or character, whether in cash, property or securities (excluding any payment or distribution of Permitted Junior Securities), shall be received by the Trustee or any Holder of Securities at a time when such payment or distribution is prohibited by Section 12.03(a) and before all obligations in respect of Senior Indebtedness are paid in full in cash, or payment provided for, such payment or distribution shall be received and held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness (PRO RATA to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders) or their respective representatives, or to the trustee or trustees or agent or agents under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of Senior Indebtedness remaining unpaid until all such Senior Indebtedness has been paid in full in cash after giving effect to any prior or concurrent payment, distribution or provision therefor to or for the holders of such Senior Indebtedness.

                  The consolidation of the Company with, or the merger of the Company with or into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided in Article Five (or any replacement provisions as contemplated by Article Five) shall not be deemed a dissolution, winding up, liquidation or reorganization for the purposes of this Section 12.03 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article Five (or any replacement provisions as contemplated by Article Five).

Section 12.04.       SUBROGATION.

                  Upon the payment in full of all Senior Indebtedness, or provision for payment, the Holders of the Securities shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company made on such Senior Indebtedness until the principal of and interest on the Securities shall be paid in full in cash; and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee on their behalf would be entitled except for the provisions of this Article Twelve, and no payment over pursuant to the provisions of this Article Twelve to the holders of Senior Indebtedness by Holders of the Securities or the Trustee on their behalf shall, as between the Company, its creditors other than holders of Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment by the Company to or on account of the Senior Indebtedness. It is understood that the provisions of this Article Twelve are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

                  If any payment or distribution to which the Holders of the Securities would otherwise have been entitled but for the provisions of this Article Twelve shall have been applied, pursuant to the provisions of this Article Twelve, to the payment of all amounts payable under Senior Indebtedness, then and in such case, the Holders of the Securities shall be entitled to receive from the holders of such Senior Indebtedness any payments or distributions received by such holders of Senior Indebtedness in excess of the amount required to make payment in full, or provision for payment, of such Senior Indebtedness.

Section 12.05.       OBLIGATIONS OF COMPANY UNCONDITIONAL.

                  Nothing contained in this Article Twelve or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Holder of any Security or the Trustee on its behalf from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this

Article Twelve of the holders of the Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

                  Without limiting the generality of the foregoing, nothing contained in this Article Twelve shall restrict the right of the Trustee or the Holders of Securities to take any action to declare the Securities to be due and payable prior to their stated maturity pursuant to Section 6.01 or to pursue any rights or remedies hereunder; PROVIDED, HOWEVER, that all Senior Indebtedness then due and payable shall first be paid in full before the Holders of the Securities or the Trustee is entitled to receive any direct or indirect payment from the Company of principal of or interest on the Securities.

Section 12.06.       NOTICE TO TRUSTEE.

                  The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities pursuant to the provisions of this Article Twelve. The Trustee shall not be charged with knowledge of the existence of any event of default with respect to any Senior Indebtedness or of any other facts which would prohibit the making of any payment to or by the Trustee unless and until the Trustee shall have received notice in writing at its corporate trust office to that effect signed by an Officer of the Company, or by a holder of Senior Indebtedness or trustee or agent therefor; and prior to the receipt of any such written notice, the Trustee shall, subject to Article Seven, be entitled to assume that no such facts exist; PROVIDED that if the Trustee shall not have received the notice provided for in this Section 12.06 at least two Business Days prior to the date upon which by the terms of this Indenture any moneys shall become payable for any purpose (including, without limitation, the payment of the principal of or interest on any Security), then, regardless of anything herein to the contrary, the Trustee shall have full power and authority to receive any moneys from the Company and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date. Nothing contained in this Section 12.06 shall limit the right of the holders of Senior Indebtedness to recover payments as contemplated by Section 12.03. The Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself or itself to be a holder of any Senior Indebtedness (or a trustee on behalf of, or other representative of, such holder) to establish that such notice has been given by a holder of such Senior Indebtedness or a trustee or representative on behalf of any such holder.

                  In the event that the Trustee determines in good faith that any evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article Twelve, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article Twelve, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

Section 12.07.       RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING
                     AGENT.

                  Upon any payment or distribution of assets or securities referred to in this Article Twelve, the Trustee and the Holders of the Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which bankruptcy, dissolution, winding-up, liquidation or reorganization proceedings are pending, or upon a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of the Securities for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Twelve.

Section 12.08.       TRUSTEE'S RELATION TO SENIOR INDEBTEDNESS.

                  The Trustee and any Paying Agent shall be entitled to all the rights set forth in this Article Twelve with respect to any Senior Indebtedness which may at any time be held by it in its individual or any other capacity to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee or any Paying Agent of any of its rights as such holder.

                  With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article Twelve, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness (except as provided in Section 12.03(b)). The Trustee shall not be liable to any such holders if the Trustee shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article Twelve or otherwise.

Section 12.09. SUBORDINATION RIGHTS NOT IMPAIRED BY ACTS OR OMISSIONS OF THE COMPANY OR HOLDERS OF SENIOR INDEBTEDNESS.

                  No right of any present or future holders of any Senior Indebtedness to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with. The provisions of this Article Twelve are intended to be for the benefit of, and shall be enforceable directly by, the holders of Senior Indebtedness.

Section 12.10. SECURITYHOLDERS AUTHORIZE TRUSTEE TO EFFECTUATE SUBORDINATION OF SECURITIES.

                  Each Holder of Securities by his acceptance of such Securities authorizes and expressly directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Twelve, and appoints the Trustee his attorney-in-fact for such purposes, including, in the event of any dissolution, winding-up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency, receivership, reorganization or similar proceedings or upon an assignment for the benefit of creditors or otherwise) tending towards liquidation of the business and assets of the Company, the filing of a claim for the unpaid balance of its or his Securities in the form required in those proceedings.

Section 12.11.       THIS ARTICLE NOT TO PREVENT EVENTS OF DEFAULT.

                  The failure to make a payment on account of principal of or interest on the Securities by reason of any provision of this Article Twelve shall not be construed as preventing the occurrence of an Event of Default specified in clause (1) or (2) of Section 6.01.

Section 12.12.       TRUSTEE'S COMPENSATION NOT PREJUDICED.

                  Nothing in this Article Twelve shall apply to amounts due to the Trustee pursuant to other sections in this Indenture.

Section 12.13.       NO WAIVER OF SUBORDINATION PROVISIONS.

                  Without in any way limiting the generality of Section 12.09, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article Twelve or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (a) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding or secured; (b) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (c) release any Person liable in any manner for the collection of Senior Indebtedness; and (d) exercise or refrain from exercising any rights against the Company and any other Person.

Section 12.14.       CERTAIN PAYMENTS MAY BE PAID PRIOR TO DISSOLUTION.

                  All money and United States government obligations properly deposited in trust with the Trustee pursuant to and in accordance with Article Eight shall be for the sole benefit of the Holders and shall not be subject to this Article Twelve.

                  Nothing contained in this Article Twelve or elsewhere in this Indenture shall prevent (i) the Company, except under the conditions described in Section 12.02, from making payments of principal of and interest on the Securities, or from depositing with the Trustee any moneys for such payments or from effecting a termination of the Company's and the Guarantors' obligations under the Securities and this Indenture as provided in Article Eight, or (ii) the application by the Trustee of any moneys deposited with it for the purpose of making such payments of principal of on and interest on the Securities to the holders entitled thereto unless at least two Business Days prior to the date upon which such payment becomes due and payable, the Trustee shall have received the written notice provided for in Section 12.02(b) or in
Section 12.06. The Company shall give prompt written notice to the Trustee of any dissolution, winding up, liquidation or reorganization of the Company.


                                ARTICLE THIRTEEN

                           SUBORDINATION OF GUARANTEE

Section 13.01. GUARANTEE OBLIGATIONS SUBORDINATED TO GUARANTOR SENIOR INDEBTEDNESS.

                  Each Guarantor covenants and agrees, and the Trustee and each Holder of the Securities by his acceptance thereof likewise covenant and agree, that the Guarantee of such Guarantor shall be issued subject to the provisions of this Article Thirteen; and each person holding any Security, whether upon original issue or upon transfer, assignment or exchange thereof, accepts and agrees that all payments of the principal of, premium, if any, and interest on the Securities pursuant to the Guarantee made by or on behalf of any Guarantor shall, to the extent and in the manner set forth in this Article Thirteen, be subordinated and junior in right of payment to the prior payment in full in cash of all Guarantor Senior Indebtedness of such Guarantor, whether outstanding on the date of this Indenture or thereafter incurred.

Section 13.02.       NO PAYMENT ON GUARANTEES IN CERTAIN CIRCUMSTANCES.

                  (a) No direct or indirect payment (excluding any payment or distribution of Permitted Junior Securities) by or on behalf of any Guarantor of principal of, or interest on or to purchase, redeem or defease the Securities, except from those funds held in trust for the benefit of Holders of any Securities pursuant to the procedures set forth in Article Eight hereof, pursuant to such Guarantor's Guarantee, whether pursuant to the terms of the Securities, upon acceleration or otherwise, shall be made if, at the time of such payment, there exists a default in the payment of all or any portion of the obligations on any Guarantor Senior Indebtedness of such Guarantor, whether at maturity, on account of mandatory redemption or prepayment or purchase, acceleration or otherwise, that continues beyond any applicable period of grace, and such default shall not have been cured or waived or the benefits of this sentence waived by or on behalf of the holders of such Guarantor Senior Indebtedness. In addition, during the continuance of any non-payment event of default with respect to any Designated Guarantor Senior Indebtedness pursuant to which the maturity thereof may be immediately accelerated, and upon receipt by the Trustee of written notice (the "Guarantor Payment Blockage Notice") from the holder or holders of such Designated Guarantor Senior Indebtedness or the trustee or agent acting on behalf of such Designated Guarantor Senior Indebtedness, then, unless and until such event of default has been cured or waived or has ceased to exist or such Designated Guarantor Senior Indebtedness has been discharged or paid in full in cash or the benefits of these provisions have been waived by the holders of such Designated Guarantor Senior Indebtedness, no direct or indirect payment (excluding any payment or distribution of Permitted Junior Securities) shall be made by or on behalf of such Guarantor of principal, or interest on or to purchase, redeem or defease the Securities, except from those funds held in trust for the benefit of the Holders of any Securities pursuant to the procedures set forth in Article Eight, during a period (a "Guarantor Blockage Period") commencing on the date of receipt of such notice by the Trustee and ending 179 days thereafter, unless the maturity of such Designated Senior Indebtedness is theretofore accelerated.

                  Notwithstanding anything in this subordination provision or in the Securities to the contrary, (x) in no event shall a Guarantor Blockage Period extend beyond 179 days from the date the Guarantor Payment Blockage Notice in respect thereof was given, (y) there shall be a period of at least 181 consecutive days in each 360-day period when no Guarantor Blockage Period is in effect and (z) not more than one Guarantor Blockage Period may be commenced with respect to any Guarantor during any period of 360 consecutive days. However, if the Payment Blockage Notice is not given on behalf of creditors under a Credit Facility, a representative of such creditors may, subject to the limitations set forth in clause (y) of the preceding sentence, give one additional notice during the Payment Blockage Period. No non-payment event of default that existed or was continuing on the date of commencement of any other Guarantor Blockage Period with respect to the Designated Guarantor Senior Indebtedness initiating such Guarantor Blockage Period may be, or be made, the basis for the commencement of any other Guarantor Blockage Period by the holder or holders of such Designated Guarantor Senior Indebtedness or the trustee or agent acting on behalf of such Designated Guarantor Senior Indebtedness, whether or not within a period of 360 consecutive days, unless such event of default has been cured or waived for a period of not less than 90 consecutive days.

                  (b) In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee or any Holder when such payment is prohibited by Section 13.02(a), such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of such Guarantor Senior Indebtedness (PRO RATA to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders) or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Guarantor Senior Indebtedness may have been issued, as their respective interests may appear, but only to the extent that, upon notice from the Trustee to the holders of such Guarantor Senior Indebtedness that such prohibited payment has been made, the holders of such Guarantor Senior Indebtedness (or their representative or representatives or a trustee) notify the Trustee in writing of the amounts then due and owing on such Guarantor Senior Indebtedness, if any, and only the amounts specified in such notice to the Trustee shall be paid to the holders of such Guarantor Senior Indebtedness.

Section 13.03.       PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC.

                  (a) Upon any payment or distribution of assets or securities of any Guarantor of any kind or character, whether in cash, property or securities (excluding any payment or distribution of Permitted Junior Securities), upon any dissolution or winding-up or liquidation or reorganization of such Guarantor, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all Guarantor Senior Indebtedness of such Guarantor will first be paid in full before the Holders of the Securities or the Trustee on behalf of such Holders will be entitled to receive any payment by such Guarantor of the principal of or interest on the Securities pursuant to such Guarantor's Guarantee, or any payment to acquire any of the Securities for cash, property or securities, or any distribution with respect to the Securities of any cash, property or securities (excluding any payment or distribution of Permitted Junior Securities). Before any payment may be made by, or on behalf of, any Guarantor of the principal of or interest on the Securities upon any such dissolution or winding-up or liquidation or reorganization, any payment or distribution of assets or securities of such Guarantor of any kind or character, whether in cash, property or securities (excluding any payment or distribution of Permitted Junior Securities), to which the Holders of the Securities or the Trustee on their behalf would be entitled, but for the subordination provisions of this Indenture, will be made by such Guarantor or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, directly to the holders of the Guarantor Senior Indebtedness of such Guarantor (PRO RATA to such holders on the basis of the respective amounts of such Guarantor Senior Indebtedness held by such holders) or their representatives or to the trustee or trustees or agent or agents under any agreement or indenture pursuant to which any of such Guarantor Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all such Guarantor Senior Indebtedness in full in cash after giving effect to any prior or concurrent payment, distribution or provision therefor to or for the holders of such Guarantor Senior Indebtedness.

                  (b) In the event that, notwithstanding the foregoing provision prohibiting such payment or distribution, any payment or distribution of assets or securities of any Guarantor of any kind or character, whether in cash, property or securities (excluding any payment or distribution of Permitted Junior Securities), shall be received by the Trustee or any Holder of Securities at a time when such payment or distribution is prohibited by Section 13.03(a) and before all obligations in respect of the Guarantor Senior Indebtedness of such Guarantor are paid in full in cash, or payment provided for, such payment or distribution shall be received and held in trust for the benefit of, and shall be paid over or delivered to, the holders of such Guarantor Senior Indebtedness (PRO RATA to such holders on the basis of the respective amounts of such Guarantor Senior Indebtedness held by such holders) or their respective representatives, or to the trustee or trustees or agent or agents under any indenture pursuant to which any of such Guarantor Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of such Guarantor Senior Indebtedness remaining unpaid until all such Guarantor Senior Indebtedness has been paid in full in cash after giving effect to any prior or concurrent payment, distribution or provision therefor to or for the holders of such Guarantor Senior Indebtedness.

                  The consolidation of any Guarantor with, or the merger of any Guarantor with or into, another corporation or the liquidation or dissolution of any Guarantor following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided in Article Five (or any replacement provisions as contemplated by Article Five) shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 13.03 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article Five (or any replacement provisions as contemplated by Article Five).

Section 13.04.       SUBROGATION.

                  Upon the payment in full of all Guarantor Senior Indebtedness of a Guarantor, or provision for payment, the Holders of the Securities shall be subrogated to the rights of the holders of such Guarantor Senior Indebtedness to receive payments or distributions of cash, property or securities of such Guarantor made on such Guarantor Senior Indebtedness until the principal of and interest on the Securities shall be paid in full in cash; and, for the purposes of such subrogation, no payments or distributions to the holders of such Guarantor Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee on their behalf would be entitled except for the provisions of this Article Thirteen, and no payment over pursuant to the provisions of this Article Thirteen to the holders of such Guarantor Senior Indebtedness by Holders of the Securities or the Trustee on their behalf shall, as between such Guarantor, its creditors other than holders of such Guarantor Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment by such Guarantor to or on account of such Guarantor Senior Indebtedness. It is understood that the provisions of this Article Thirteen are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of Guarantor Senior Indebtedness of each Guarantor, on the other hand.

                  If any payment or distribution to which the Holders of the Securities would otherwise have been entitled but for the provisions of this Article Thirteen shall have been applied, pursuant to the provisions of this Article Thirteen, to the payment of all amounts payable under Guarantor Senior Indebtedness, then and in such case, the Holders of the Securities shall be entitled to receive from the holders of such Guarantor Senior Indebtedness any payments or distributions received by such holders of Guarantor Senior Indebtedness in excess of the amount required to make payment in full, or provision for payment, of such Guarantor Senior Indebtedness.

Section 13.05.       OBLIGATIONS OF GUARANTORS UNCONDITIONAL.

                  Nothing contained in this Article Thirteen or elsewhere in this Indenture or in the Securities or the Guarantees is intended to or shall impair, as among the Guarantors and the Holders of the Securities, the obligation of each Guarantor, which is absolute and unconditional, to pay to the Holders of the Securities the principal of and interest on the Securities as and when the same shall become due and payable in accordance with the terms of the Guarantee of such Guarantor, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of any Guarantor other than the holders of Guarantor Senior Indebtedness of such Guarantor, nor shall anything herein or therein prevent the Holder of any Security or the Trustee on its behalf from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Thirteen of the holders of Guarantor Senior Indebtedness in respect of cash, property or securities of any Guarantor received upon the exercise of any such remedy.

                  Without limiting the generality of the foregoing, nothing contained in this Article Thirteen shall restrict the right of the Trustee or the Holders of Securities to take any action to declare the Securities to be due and payable prior to their stated maturity pursuant to Section 6.01 or to pursue any rights or remedies hereunder; PROVIDED, HOWEVER, that all Guarantor Senior Indebtedness of any Guarantor then due and payable shall first be paid in full before the Holders of the Securities or the Trustee is entitled to receive any direct or indirect payment from such Guarantor of principal of or interest on the Securities pursuant to such Guarantor's Guarantee.

Section 13.06.       NOTICE TO TRUSTEE.

                  The Company and each Guarantor shall give prompt written notice to the Trustee of any fact known to the Company or such Guarantor which would prohibit the making of any payment to or by the Trustee in respect of the Securities pursuant to the provisions of this Article Thirteen. The Trustee shall not be charged with knowledge of the existence of any event of default with respect to any Guarantor Senior Indebtedness or of any other facts which would prohibit the making of any payment to or by the Trustee unless and until the Trustee shall have received notice in writing at its corporate trust office to that effect signed by an Officer of the Company or such Guarantor, or by a holder of Guarantor Senior Indebtedness or trustee or agent therefor; and prior to the receipt of any such written notice, the Trustee shall, subject to Article Seven, be entitled to assume that no such facts exist; PROVIDED that if the Trustee shall not have received the notice provided for in this Section 13.06 at least two Business Days prior to the date upon which by the terms of this Indenture any moneys shall become payable for any purpose (including, without limitation, the payment of the principal of or interest on any Security), then, regardless of anything herein to the contrary, the Trustee shall have full power and authority to receive any moneys from any Guarantor and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date. Nothing contained in this Section 13.06 shall limit the right of the holders of Guarantor Senior Indebtedness to recover payments as contemplated by Section 13.03. The Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself or itself to be a holder of any Guarantor Senior Indebtedness (or a trustee on behalf of, or other representative of, such holder) to establish that such notice has been given by a holder of such Guarantor Senior Indebtedness or a trustee or representative on behalf of any such holder.

                  In the event that the Trustee determines in good faith that any evidence is required with respect to the right of any Person as a holder of Guarantor Senior Indebtedness to participate in any payment or distribution pursuant to this Article Thirteen, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Guarantor Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article Thirteen, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

Section 13.07.       RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING
                     AGENT.

                  Upon any payment or distribution of assets or securities of a Guarantor referred to in this Article Thirteen, the Trustee and the Holders of the Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which bankruptcy, dissolution, winding-up, liquidation or reorganization proceedings are pending, or upon a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of the Securities for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of Guarantor Senior Indebtedness of such Guarantor and other indebtedness of such Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Thirteen.

Section 13.08.       TRUSTEE'S RELATION TO GUARANTOR SENIOR INDEBTEDNESS.

                  The Trustee and any Paying Agent shall be entitled to all the rights set forth in this Article Thirteen with respect to any Guarantor Senior Indebtedness which may at any time be held by it in its individual or any other capacity to the same extent as any other holder of Guarantor Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee or any Paying Agent of any of its rights as such holder.

                  With respect to the holders of Guarantor Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article Thirteen, and no implied covenants or obligations with respect to the holders of Guarantor Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Guarantor Senior Indebtedness (except as provided in Section 13.03(b)). The Trustee shall not be liable to any such holders if the Trustee shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other person cash, property or securities to which any holders of Guarantor Senior Indebtedness shall be entitled by virtue of this Article Thirteen or otherwise.

Section 13.09. SUBORDINATION RIGHTS NOT IMPAIRED BY ACTS OR OMISSIONS OF THE GUARANTORS OR HOLDERS OF GUARANTOR SENIOR INDEBTEDNESS.

                  No right of any present or future holders of any Guarantor Senior Indebtedness to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Guarantor or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by any Guarantor with the terms of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with. The provisions of this Article Thirteen are intended to be for the benefit of, and shall be enforceable directly by, the holders of Guarantor Senior Indebtedness.

Section 13.10. SECURITYHOLDERS AUTHORIZE TRUSTEE TO EFFECTUATE SUBORDINATION OF GUARANTEE.

                  Each Holder of Securities by his acceptance of such Securities authorizes and expressly directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Thirteen, and appoints the Trustee his attorney-in-fact for such purposes, including, in the event of any dissolution, winding-up, liquidation or reorganization of any Guarantor (whether in bankruptcy, insolvency, receivership, reorganization or similar proceedings or upon an assignment for the benefit of creditors or otherwise) tending towards liquidation of the business and assets of such Guarantor, the filing of a claim for the unpaid balance of its or his Securities in the form required in those proceedings.

Section 13.11.       THIS ARTICLE NOT TO PREVENT EVENTS OF DEFAULT.

                  The failure to make a payment on account of principal of or interest on the Securities by reason of any provision of this Article Thirteen shall not be construed as preventing the occurrence of an Event of Default specified in clause (1) or (2) of Section 6.01.

Section 13.12.       TRUSTEE'S COMPENSATION NOT PREJUDICED.

                  Nothing in this Article Thirteen shall apply to amounts due to the Trustee pursuant to other Sections in this Indenture.

Section 13.13.       NO WAIVER OF GUARANTEE SUBORDINATION PROVISIONS.

                  Without in any way limiting the generality of Section 13.09, the holders of Guarantor Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article Thirteen or the obligations hereunder of the Holders of the Securities to the holders of Guarantor Senior Indebtedness, do any one or more of the following:
(a) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Guarantor Senior Indebtedness or any instrument evidencing the same or any agreement under which Guarantor Senior Indebtedness is outstanding or secured; (b) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Guarantor Senior Indebtedness; (c) release any Person liable in any manner for the collection of Guarantor Senior Indebtedness; and (d) exercise or refrain from exercising any rights against any Guarantor and any other Person.

Section 13.14.       CERTAIN PAYMENTS MAY BE PAID PRIOR TO DISSOLUTION.

                  Nothing contained in this Article Thirteen or elsewhere in this Indenture shall prevent (i) a Guarantor, except under the conditions described in Section 13.02, from making payments of principal of and interest on the Securities, or from depositing with the Trustee any moneys for such payments, or (ii) the application by the Trustee of any moneys deposited with it for the purpose of making such payments of principal of and interest on the Securities, to the holders entitled thereto unless at least two Business Days prior to the date upon which such payment becomes due and payable, the Trustee shall have received the written notice provided for in Section 13.02(b) or in
Section 13.06. A Guarantor shall give prompt written notice to the Trustee of any dissolution, winding up, liquidation or reorganization of such Guarantor.

                                   SIGNATURES


                  IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed, all as of the date first above written.

                                    D.R. HORTON, INC.


                                    By:
                                          -------------------------------------
                                          Name: Samuel R. Fuller
                                          Title:  Treasurer

                   GUARANTORS:


                   DRHI, Inc.
                   Meadows I, Ltd.
                   Meadows IX, Inc.
                   Meadows X, Inc.
                   D.R. Horton, Inc.-Birmingham
                   D.R. Horton, Inc.-Chicago
                   D.R. Horton, Inc.-Denver
                   D.R. Horton, Inc.-Greensboro
                   D.R. Horton, Inc.-Louisville
                   D.R. Horton, Inc.-Minnesota
                   D.R. Horton, Inc.-New Jersey
                   D.R. Horton, Inc.-Portland
                   D.R. Horton, Inc.-Sacramento
                   D.R. Horton, Inc.-San Diego
                   D.R. Horton, Inc.-Torrey
                   D.R. Horton San Diego Holding Company, Inc.
                   D.R. Horton Los Angeles Holding Company, Inc.
                   DRH Construction, Inc.
                   DRH Cambridge Homes, Inc.
                   C. Richard Dobson Builders, Inc.
                   DRH Tucson Construction, Inc.
                   Continental Homes, Inc.
                   KDB Homes, Inc.
                   Continental Residential, Inc.
                   Continental Homes of Florida, Inc.
                   CHI Construction Company
                   CHTEX of Texas, Inc.


                   By:
                             --------------------------------------
                             Name: Samuel R. Fuller
                             Title: Treasurer

                   Meadows II, Ltd.
                   CH Investments of Texas, Inc.



                   By:
                             --------------------------------------
                             Name:   William Peck
                             Title:  President

                   SGS COMMUNITIES AT GRANDE QUAY, LLC

                   By: Meadows IX, Inc., a member


                       By:
                               ------------------------------
                               Name: Samuel R. Fuller
                               Title: Treasurer


                   and

                   By: Meadows X, Inc., a member


                       By:
                               ------------------------------
                               Name: Samuel R. Fuller
                               Title: Treasurer


                   D.R. HORTON MANAGEMENT COMPANY, LTD.
                   D.R. HORTON - TEXAS, LTD.

                   By: Meadows I, Ltd.,
                       its general partner


                       By:
                               ------------------------------
                               Name: Samuel R. Fuller
                               Title: Treasurer


                   CONTINENTAL HOMES OF TEXAS, L.P.


                   By: CHTEX of Texas, Inc.,
                       its general partner


                       By:
                               ------------------------------
                               Name: Samuel R. Fuller
                               Title: Treasurer

AMERICAN STOCK TRANSFER & TRUST COMPANY, as
       Trustee


By:
           -------------------------
           Name:
           Title:


(SEAL)

                                                                       Exhibit A



NO.                                                           CUSIP NO.: _______

                               [TITLE OF SECURITY]

                                D.R. HORTON, INC.
                             A DELAWARE CORPORATION


promises to pay to

or registered assigns
the principal sum of                                 [Dollars]1 on

[Title of Security]
Interest Payment Dates:                   and
Record Dates:                    and

Authenticated:                                Dated:

                                              D.R. HORTON, INC.

                                              [Seal]

                                              By
                                                  ------------------------------
                                                  Title:

                                              By
                                                  ------------------------------
                                                  Title:

American Stock Transfer & Trust Company, as
Trustee, certifies that this is one of the Securities referred to in the within mentioned
Indenture.


By:
   --------------------------------------
       Authorized Signatory




--------------------
1 Or other currency. Insert corresponding provisions on reverse side of Security in respect of foreign currency denomination or interest payment requirement.

                                D.R. HORTON, INC.

                               [TITLE OF SECURITY]


1.       INTEREST.

                  D.R. HORTON, INC. (the "Company"), a Delaware corporation, promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest semiannually on __________________ and ______________ of each year until the principal is paid or made available for payment. Interest on the Securities will accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid, from _______________, 20 , provided that, if there is no existing default in the payment of interest, and if this Security is authenticated between a record date referred to on the face hereof and the next succeeding interest payment date, interest shall accrue from such interest payment date. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2. METHOD OF PAYMENT. The Company will pay interest on the Securities (except defaulted interest, if any, which will be paid on such special payment date to Holders of record on such special record date as may be fixed by the Company) to the persons who are registered Holders of Securities at the close of business on the [Insert record dates]. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts.

3.       PAYING AGENT AND REGISTRAR.

                  Initially, [American Stock Transfer & Trust Company] (the "Trustee") will act as Paying Agent and Registrar. The Company may change or appoint any Paying Agent, Registrar or co-Registrar without notice. The Company or any of its Subsidiaries may act as Paying Agent, Registrar or co-Registrar.

4.       INDENTURE.

                  The Company issued the Securities under an Indenture dated as of ("Indenture") among the Company, the Guarantors and the Trustee. The terms of the Securities and the Guarantees include those stated in the Indenture (including those terms set forth in the Authorizing Resolution or supplemental indenture pertaining to the Securities of the Series of which this Security is a part) and those made part of the Indenture by reference to the Trust Indenture Act of 1939 ("TIA") as in effect on the date of the Indenture. The Securities and the Guarantees are subject to all such terms, and Securityholders are referred to the Indenture and the Act for a statement of them.

                  The Company will furnish to any Securityholder upon written request and without charge a copy of the Indenture and the applicable Authorizing Resolution or supplemental indenture. Requests may be made to:
D.R. Horton, Inc., 1901 Ascension Blvd., Suite 100, Arlington, Texas 76006,
Attention: Chief Financial Officer.

5.       OPTIONAL REDEMPTION.2

                  The Company may redeem the Securities at any time on or after ______________, ____, in whole or in part, at the following redemption prices (expressed as a percentage of their principal amount) together with interest accrued and unpaid to the date fixed for redemption:



                 If redeemed during the
                   twelve-month period
              commencing on ___________ and
              ending on ___________ in each
                 of the following years                             Percentage
                 ----------------------                             ----------













     [Insert provisions relating to redemption at option of Holders, if any]

                  Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at his registered address. Securities in denominations larger than $1,000 may be redeemed in part. On and after the redemption date interest ceases to accrue on Securities or portions of them called for redemption, provided that if the Company shall default in the payment of such Security at the redemption price together with accrued interest, interest shall continue to accrue at the rate borne by the Securities.




--------------------
2     If applicable.

6.       MANDATORY REDEMPTION.3

                  The Company shall redeem   % of the aggregate principal
amount of Securities originally issued under the Indenture on each of   ,
which redemptions are calculated to retire   % of the Securities originally
issued prior to maturity. Such redemptions shall be made at a redemption price equal to 100% of the principal amount thereof, together with accrued interest to the redemption date. The Company may reduce the principal amount of Securities to be redeemed pursuant to this Paragraph 6 by the principal amount of any Securities previously redeemed, retired or acquired, otherwise than pursuant to this Paragraph 6, that the Company has delivered to the Trustee for cancellation and not previously credited to the Company's obligations under this Paragraph 6. Each such Security shall be received and credited for such purpose by the Trustee at the redemption price and the amount of such mandatory redemption payment shall be reduced accordingly.

7.       DENOMINATIONS, TRANSFER, EXCHANGE.

                  The Securities are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. A Holder may transfer or exchange Securities by presentation of such Securities to the Registrar or a co-Registrar with a request to register the transfer or to exchange them for an equal principal amount of Securities of other denominations. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Security selected for redemption, except the unredeemed part thereof if the Security is redeemed in part, or transfer or exchange any Securities for a period of 15 days before a selection of Securities to be redeemed.

8.       PERSONS DEEMED OWNERS.

                  The registered Holder of this Security shall be treated as the owner of it for all purposes.

9.       UNCLAIMED MONEY.

                  If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company at its request. After that, Holders entitled to the money must look to the Company for payment unless an abandoned property law designates another person.



--------------------
3     If applicable.

10.      AMENDMENT, SUPPLEMENT, WAIVER.

                  Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the outstanding Securities of each Series affected by the amendment, and any past default or compliance with any provision relating to any Series of the Securities may be waived in a particular instance with the consent of the Holders of a majority in principal amount of the outstanding Securities of such Series. Without the consent of any Securityholder, the Company and the Trustee may amend or supplement the Indenture or the Securities to cure any ambiguity, defect or inconsistency, to provide for uncertificated Securities in addition to or in place of certificated Securities, to create a Series and establish its terms, to remove a Guarantor in respect of any Series which, in accordance with the terms of the Indenture, ceases to be liable in respect of its Guarantee, or to make any other change, provided such action does not adversely affect the rights of any Securityholder.

11.      SUCCESSOR CORPORATION.

                  When a successor corporation assumes all the obligations of its predecessor under the Securities and the Indenture, the predecessor corporation will be released from those obligations.

12.      TRUSTEE DEALINGS WITH COMPANY.

                  [American Stock Transfer & Trust Company,] the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its affiliates, and may otherwise deal with the Company or its affiliates, as if it were not Trustee.

13.      NO RECOURSE AGAINST OTHERS.

                  A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

14.      DISCHARGE OF INDENTURE.

                  The Indenture contains certain provisions pertaining to defeasance, which provisions shall for all purposes have the same effect as if set forth herein.

15.      AUTHENTICATION.

                  This Security shall not be valid until the Trustee signs the certificate of authentication on the other side of this Security.

16.      ABBREVIATIONS.

                  Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A
(= Uniform Gifts to Minors Act).

                                 ASSIGNMENT FORM


                  If you the Holder want to assign this Security, fill in the form below:

                  I or we assign and transfer this Security to


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Insert assignee's social security or tax ID number)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             (Print or type assignee's name, address, and zip code)


and irrevocably appoint


--------------------------------------------------------------------------------
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.


--------------------------------------------------------------------------------
Date:                                       Your signature:
     ------------------                                    --------------------
                                            (Sign exactly as your name appears
                                            on the other side of this Security)

Signature Guarantee:

--------------------------------------------------------------------------------

              [FORM OF NOTATION ON SECURITY RELATING TO GUARANTEE]

                                    GUARANTEE


                  [List of Guarantors] (the "Guarantors") have unconditionally guaranteed, jointly and severally (such guarantee by each Guarantor being referred to herein as the "Guarantee") (i) the due and punctual payment of the principal of and interest on the Securities, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal and interest, if any, on the Securities, to the extent lawful, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee all in accordance with the terms set forth in Article Nine of the Indenture and (ii) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

                  No past, present or future stockholder, officer, director, employee or incorporator, as such, of any of the Guarantors shall have any liability under the Guarantee by reason of such person's status as stockholder, officer, director, employee or incorporator. Each holder of a Security by accepting a Security waives and releases all such liability. This waiver and release are part of the consideration for the issuance of the Guarantees.

                  Each holder of a Security by accepting a Security agrees that any Guarantor named below shall have no further liability with respect to its Guarantee if such Guarantor otherwise ceases to be liable in respect of its Guarantee in accordance with the terms of the Indenture.

                  The Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Securities upon which the Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

                                              [List of Guarantors]


                                              By:
                                                       -------------------------
                                                       Title: